                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                     FLAG INVESTORS INTERNATIONAL FUND, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------
    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                    FLAG INVESTORS INTERNATIONAL FUND, INC.
                               One South Street
                           Baltimore, Maryland 21202

                          ---------------------------
                                                                August 25, 1999


Dear Shareholder:


     On June 4, 1999, Bankers Trust merged with Deutsche Bank AG. Bankers Trust is the parent of Investment Company Capital Corp., the investment advisor to the Flag Investors International Fund, Inc. (the "Fund"). As a result of the merger, we are asking shareholders of the Fund to approve new advisory and sub-advisory agreements. Enclosed is further information relating to these changes, including a Questions & Answers section, proxy statement and proxy card(s).


     Important information about the changes:


    o The merger has no effect on the number of shares you own or the value of those shares.


    o The advisory and sub-advisory fees payable under the new advisory and sub-advisory agreements have not increased.


     In addition to the change in advisory agreements, shareholders are being asked to approve other changes outlined in the enclosed Proxy Statement, including a change in the Fund's organizational structure.


     For the past six years, Glenmede Trust Company has managed your Fund. The Directors have been pleased with their results and the consistency they have demonstrated. However, the combination of Deutsche Bank and Bankers Trust has resulted in a greatly enhanced investment management capability. One particular strength this new combined entity possesses is an expertise in international investing. The Directors are recommending that the Fund invest in a Bankers Trust managed Fund that has an excellent long-term performance record and is larger than your fund alone. The change not only allows shareholders to continue to receive outstanding management, but also provides opportunities for added diversification and, in the long run, the potential for reduced overall expenses.


     The Board of Directors of the Fund believes that the proposals are important and recommends that you read the enclosed materials carefully and then vote for all proposals.


     What you need to do:


     o Read all enclosed materials including the Questions & Answers section.


     o Choose one of the following options to vote:

     1. By Mail: Complete the enclosed proxy card and return it in the postage-paid envelope provided.

     2. By Telephone: Call the Toll-Free # on your proxy card.

     3. By Internet: Logon to www.proxyvote.com.

     4. Attend the Shareholder Meeting (details enclosed).


                                     Sincerely,



                                     /s/ Truman T. Semans
                                     ---------------------------------
                                     Truman T. Semans
                                     Chairman
                                     Flag Investors International Fund, Inc.

                                                                August 25, 1999


                                IMPORTANT NEWS
                              FOR SHAREHOLDERS OF
                    FLAG INVESTORS INTERNATIONAL FUND, INC.


     While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting the Fund which require a shareholder vote.

                         Q & A: QUESTIONS AND ANSWERS


Q. What has happened to require a shareholder vote?

A. On June 4, 1999, Bankers Trust became a subsidiary of Deutsche Bank AG. Bankers Trust is the parent of Investment Company Capital Corp. ("ICC"), investment advisor to the Flag Investors International Fund, Inc. (the "Fund"). Deutsche Bank, a banking company organized under the laws of the Federal Republic of Germany, provides a comprehensive range of global banking and financial services. Deutsche Bank now ranks as the fourth largest investment manager in the world with $670 billion in assets in a full range of active and index strategies. Deutsche Asset Management Americas handles the investment management activities of Deutsche Bank in the Americas and, as of July 31, 1999, manages $322 billion in assets.

     To ensure that ICC may continue to serve as investment advisor and Glenmede Trust Company as sub-advisor to the Fund, we are seeking shareholder approval of new advisory and sub-advisory agreements. In addition, you are being asked to elect a Board of Directors of the Fund, to approve the reorganization of the Fund's structure, and to modify, eliminate or reclassify as non-fundamental certain of the Fund's investment policies in response to changes in the law.

THE BOARD MEMBERS OF YOUR FUND, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE ADVISOR, RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.

Q. Why am I being asked to vote on the new advisory and sub-advisory agreements?

A. The Investment Company Act of 1940, which regulates investment companies in the United States such as the Fund, requires a shareholder vote to approve new investment advisory agreements following certain types of business combinations. The new advisory and sub-advisory agreements became effective immediately upon consummation of the merger but will continue in effect only upon shareholder approval.

Q. How does the merger affect the Fund?

A. The Fund and its investment objective have not changed as a result of the merger. You still own the same shares in the same Fund as you did prior to the merger. The new advisory and sub-advisory agreements contain substantially the same terms and conditions as the investment advisory and sub-advisory agreements in effect prior to the merger, except for the dates of execution, effectiveness and initial term, the deletion of provisions relating to state expense limits that have been pre-empted by federal law, and a proviso to the effect that the obligation of advisor and sub-advisor to make their respective personnel available to serve as officers of the Fund is subject to applicable banking regulations. If shareholders do not approve the new advisory and sub-advisory agreements, these agreements will no longer continue and the Board of Directors will take such action as it deems to be in the best interests of the Fund, and its shareholders.

Q. Have the investment advisory and sub-advisory fees remained the same?

A. Yes.

Q. What are the benefits of the merger?

A. There are several potential positive aspects of the merger you may be interested in. Most notably, the combined institution will be one of the largest financial institutions in the world, as well as a leader in a number of important categories, including asset management. The financial strength of the combined institution coupled with the increased breadth and depth of its resources and capabilities are advantages the acquisition brings. Further, as a truly global institution, the combined entity will be in a unique position to provide coverage, services and products.

Q. Why am I being asked to vote on the reorganization of the Fund's structure?

A. The combination of Deutsche Bank and Bankers Trust provides an expertise in international investing that did not previously exist. As such, we are recommending that the Fund invest in a larger fund that has an excellent performance record. The change not only allows shareholders to continue to receive outstanding management, but also allows shareholders to receive added diversification and, in the long run, the potential for reduced overall expenses.

Q. Will ICC and The Glenmede Trust Company continue to provide advisory and sub-advisory services to the Fund if the reorganization is approved?

A. No. The Fund will not have an investment advisor because all of the Fund's assets will be invested in the International Equity Portfolio. Bankers Trust Company is the investment advisor to the International Equity Portfolio. The Fund will indirectly bear only its proportionate share of the International Equity Portfolio's advisory expenses.

Q. Will the Fund's expenses increase?

A. No, the overall expenses of the Fund will not increase.

Q. How does the Board of Directors of the Fund recommend that I vote?

A. After careful consideration, the Board of Directors of the Fund recommends that you vote in favor of all the proposals on the enclosed proxy card.

Q. Where can I get more information?

A. If you need more information, please call Shareholder Communications Corporation, the Fund's information agent, at 1-800-732-6168.

Q. How can I vote my shares?

A. You may choose from one of the following options to vote your shares:
   o By mail, with the enclosed proxy card(s) and return envelope.
   o By telephone, with a toll-free call to the telephone number that appears on your proxy card.

   o Through the Internet, by using the Internet address that appears on your proxy card and following the instructions on the site.

   o In person at the shareholder meeting (see details enclosed in proxy statement).

Q. Will the Fund pay for the proxy solicitation and legal costs associated with this transaction?

A. No, ICC will bear these costs.

Please vote all issues on each proxy card that you receive. Thank you for mailing your proxy card promptly.

                               PRELIMINARY COPY


                    FLAG INVESTORS INTERNATIONAL FUND, INC

                               One South Street
                           Baltimore, Maryland 21202
                          ---------------------------
                   Notice of Special Meeting of Shareholders

                                October 7, 1999


TO THE SHAREHOLDERS OF FLAG INVESTORS INTERNATIONAL FUND, INC.:

You are cordially invited to a special meeting (the "Special Meeting") of the shareholders of Flag Investors International Fund, Inc. (the "Fund"). The Special Meeting will be held on Thursday, October 7, 1999, at 1:45 p.m. Eastern Time at the offices of Investment Company Capital Corp., in the conference room on the 30th Floor of The Alex. Brown Building, One South Street, Baltimore, Maryland 21202. The purpose of the Special Meeting is to consider the proposals set forth below and to transact such other business as may be properly brought before the Special Meeting:

    PROPOSAL 1:  To consider and act upon a proposal to elect a Board of
                 Directors of the Fund.

    PROPOSAL 2:  To approve the reorganization of the Fund's structure with modifications to the Fund's investment objective and certain fundamental investment policies.

    PROPOSAL 3:  To approve a new Investment Advisory Agreement between the
                 Fund and Investment Company Capital Corp.

    PROPOSAL 4:  To approve a new Sub-Advisory Agreement among the Fund,
                 Investment Company Capital Corp. and The Glenmede Trust
                 Company.

    PROPOSAL 5:  To eliminate the Fund's fundamental investment policy concerning short sales.

    PROPOSAL 6:  To eliminate the Fund's fundamental investment policy concerning the purchase of securities on margin.

    PROPOSAL 7:  To eliminate the Fund's fundamental investment policy concerning purchases of oil, gas or mineral interests.

    PROPOSAL 8:  To eliminate the Fund's fundamental investment policy concerning restricted securities.

    PROPOSAL 9:  To modify the Fund's fundamental investment policy concerning the purchase or sale of commodities or commodity contracts.

    PROPOSAL 10: To modify the Fund's fundamental investment policy concerning borrowing.

    PROPOSAL 11: To modify the Fund's fundamental investment policy concerning loans.

    PROPOSAL 12: To reclassify the Fund's fundamental investment policy concerning illiquid securities from fundamental to non-fundamental.

     Only shareholders of the Fund at the close of business on August 6, 1999 are entitled to notice of, and to vote at, this meeting or any adjournment thereof.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOU MAY ALSO VOTE EASILY AND QUICKLY BY TELEPHONE OR THROUGH THE INTERNET. TO DO SO, PLEASE FOLLOW THE INSTRUCTIONS INCLUDED ON YOUR ENCLOSED PROXY CARD. IT IS MOST IMPORTANT AND IN YOUR INTEREST TO VOTE SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.


                                                       /s/ Amy M. Olmert
                                                       ------------------
                                                       Amy M. Olmert
                                                       Secretary
Dated: August 25, 1999

                     FLAG INVESTORS INTERNATIONAL FUND, INC.
                               One South Street
                           Baltimore, Maryland 21202

                               ----------------

                                PROXY STATEMENT

                               ----------------
                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

                                October 7, 1999


     This Proxy Statement is furnished by the Board of Directors of Flag Investors International Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the special meeting of shareholders of the Fund to be held on Thursday, October 7, 1999, at 1:45 p.m. Eastern Time, or at any adjournment thereof (the "Special Meeting"), at the offices of Investment Company Capital Corp., in the conference room on the 30th Floor of The Alex. Brown Building, One South Street, Baltimore, Maryland 21202. It is expected that the Notice of Special Meeting, the Proxy Statement and a Proxy Card will be mailed to shareholders on or about August 25, 1999.


                                    Summary


     At the Special Meeting, shareholders will be asked to elect a slate of Directors, to approve the reorganization of the Fund's structure, to approve a new Investment Advisory Agreement, to approve a new Sub-Advisory Agreement and to consider a number of issues relating to the fundamental investment policies of the Fund.

     Proposal 1 asks shareholders of the Fund to elect a Board of Directors.

     Proposal 2 asks shareholders of the Fund to reorganize the Fund into a master-feeder structure with modifications to the Fund's investment objective and certain fundamental investment policies.

     Proposals 3 and 4 ask shareholders to consider a new Investment Advisory Agreement between the Fund and Investment Company Capital Corp. ("ICC" or the "Advisor") and a new Sub-Advisory Agreement among the Fund, ICC and The Glenmede Trust Company ("Glenmede Trust" or the "Sub-Advisor"). This action is necessary because the merger on June 4, 1999 (the "Merger") between Bankers Trust Corporation ("Bankers Trust"), the indirect parent of ICC, and a U.S. subsidiary of Deutsche Bank AG ("Deutsche Bank") may have arguably resulted in an assignment and, therefore, termination of the Fund's prior Investment Advisory and Sub-Advisory Agreements under the Investment Company Act of 1940, as amended (the "1940 Act"). The proposed new Investment Advisory and Sub-Advisory Agreements are identical to the Fund's prior Investment Advisory and Sub-Advisory Agreements, except for the dates of execution, effectiveness and initial term, the deletion of provisions relating to state expense limits that have been pre-empted by federal law, and a proviso to the effect that the obligation of ICC and Glenmede Trust to make their respective personnel available to serve as officers of the Fund is subject to applicable banking regulations.

     Proposals 5 through 12 ask shareholders to approve changes in the fundamental investment policies of the Fund. Shareholders are being asked to modify, eliminate or to reclassify as non-fundamental certain of the Fund's investment policies primarily to update these policies to reflect changes in the law. The changes to the Fund's fundamental policies would become effective upon shareholder approval or at such later date as the proper officers of the Fund determine.

     If you do not expect to be present at the Special Meeting and wish your shares to be voted, please vote your proxy (the "Proxy") by mail, telephone or Internet, allowing sufficient time for the Proxy to be received on or before 1:45 p.m. Eastern Time on Thursday, October 7, 1999. If your Proxy is properly returned, shares represented by it will be voted at the Special Meeting in accordance with your instructions. However, if no instructions are specified on the Proxy with respect to a specific Proposal, the Proxy will be voted FOR the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Special Meeting. Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated Proxy or by attending and voting at the Special Meeting.

     The close of business on August 6, 1999, has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof. On that date, the Fund had 626,392.407 shares outstanding. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.

     The expenses of the Special Meeting will be borne by ICC. The solicitation of Proxies will be largely by mail, but may include telephonic, telegraphic, Internet or oral communication by employees and officers of ICC and Glenmede Trust (collectively, the "Advisors"). Additional solicitation may be made by Shareholder Communication's Corporation ("Shareholder Communications"), a solicitation firm located in New York, New York, that has been engaged by the Fund to assist in proxy solicitation.

     Upon request, the Fund will furnish to shareholders, without charge, a copy of the Annual Report for its fiscal year ended October 31, 1998 and the Semi-Annual Report for the period ended April 30, 1999. The Annual and Semi-Annual Reports of the Fund may be obtained by written request to the Fund, One South Street, Baltimore, Maryland 21202, or by calling (800) 553-8080.

     The Fund is registered as an open-end, diversified management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended.


PROPOSAL 1: To consider and act upon a proposal to elect a Board of Directors of the Fund.

     At the Special Meeting, it is proposed that six Directors be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all Proxies on behalf of the shareholders for the election of Richard R. Burt, Joseph R. Hardiman, Louis E. Levy, Eugene J. McDonald, Truman T. Semans and Robert H. Wadsworth (each, a "Nominee" and collectively, the "Nominees"). All of the Nominees are currently members of the Board of Directors except Messrs. Burt and Wadsworth. Messrs. Hardiman, Levy, McDonald and Semans were last elected by a vote of shareholders on January 22, 1999. Messrs. James J. Cunnane and Carl W. Vogt, who are currently members of the Board, are not seeking reelection and will resign from the Board effective upon the election of their successors. It is the intention of the Board that at least 75% of its members will be disinterested persons within the contemplation of Section 15(f) of the 1940 Act and will remain disinterested persons for at least three years after the Merger.

     At a meeting held on July 28, 1999, the nominating committees (with each committee comprised of four independent directors) of the Boards of Directors of the Deutsche Funds, Inc. ("Deutsche Funds") and the Deutsche Portfolios recommended to the full Boards the nomination of Messrs. Hardiman, Levy, McDonald and Semans to each Board. If approved by the full Boards of the Deutsche Funds and the Deutsche Portfolios, and if subsequently approved by shareholders, they will serve as directors of the Deutsche Funds and Deutsche Portfolios. The Deutsche Funds and the Deutsche Portfolios are advised by a subsidiary of Deutsche Bank.

     The proposal to elect the Board of Directors is being presented for shareholder approval pursuant to requirements under the 1940 Act. Under the 1940 Act, Directors may not fill vacancies unless at least two-thirds of the Directors holding office after such vacancies are filled have been elected by the shareholders. The Special Meeting will provide the Board with operating flexibility by providing greater assurance that the Board of Directors will be able to fill vacancies that may occur in the future.

     Each of the Nominees has consented to being named in this Proxy Statement and to serving as a Director if elected. The Fund knows of no reason why any Nominee would be unable or unwilling to serve if elected. Because the Fund does not hold regular annual shareholder meetings, each Nominee, if elected, may hold office until his resignation or retirement or until his successor is elected and qualified.

Information Regarding Nominees


     The following information is provided for each Nominee. As of May 31, 1999, the Nominees as a group and the Directors and officers of the Fund as a group beneficially owned an aggregate of 21,870.43 shares, representing 3.49% of the total outstanding shares of the Fund.




                                                                                    Shares Beneficially
   Name and Position                   Business Experience during the Past              Owned as of
     with the Fund        Age        Five Years (including all directorships)         May 31, 1999**      Percentage
-----------------------  -----  -------------------------------------------------  --------------------  -----------
Truman T. Semans*        72     Vice Chairman, Brown Investment Advisory &                6,075.50            ***
  Chairman and                  Trust Company (formerly, Alex. Brown Capital
  Director since 1993           Advisory & Trust Company); Director, Invest-
                                ment Company Capital Corp. (registered
                                investment advisor); and Director and Chair-
                                man, the Executive Committee of Virginia Hot
                                Springs, Inc. (property management). Formerly,
                                Managing Director, BT Alex. Brown Incorpo-
                                rated; and Vice Chairman, Alex. Brown &
                                Sons Incorporated (now BT Alex. Brown
                                Incorporated). Director of 10 funds in the Fund
                                Complex.****

Richard R. Burt          52     Chairman, IEP Advisors, Inc.; Chairman of the             None                ***
  Nominee                       Board, Weirton Steel Corporation; Member of
                                the Board, Archer Daniels Midland Company
                                (agribusiness operations), Hollinger Interna-
                                tional Inc. (publishing), Homestake Mining
                                Company (mining and exploration), HCL
                                Technologies (information technology) and
                                Anchor Technologies (gaming software and
                                equipment); Director, Mitchell Hutchins family
                                of funds and Deutsche Funds, Inc.; and
                                Trustee, Deutsche Portfolios (registered invest-
                                ment companies); and Member, Textron Cor-
                                poration International Advisory Council. For-
                                merly, Partner, McKinsey & Company
                                (consulting), 1991-1994; and U.S. Chief Nego-
                                tiator in Strategic Arms Reduction Talks
                                (START) with former Soviet Union and U.S.
                                Ambassador to the Federal Republic of Ger-
                                many, 1985-1991. Nominee for Director of 8
                                funds in the Fund Complex.

                                                                                   Shares Beneficially
   Name and Position                   Business Experience during the Past             Owned as of
     with the Fund        Age       Five Years (including all directorships)         May 31, 1999**      Percentage
-----------------------  -----  ------------------------------------------------  --------------------  -----------
Joseph R. Hardiman       62     Private Equity Investor and Capital Markets             3,323.93             ***
  Director since 1999           Consultant; and Director, Wit Capital Group
                                (registered broker dealer) and The Nevis Fund
                                (registered investment company). Formerly,
                                Director, Circon Corp. (medical instruments),
                                November 1998 - January 1999; President and
                                Chief Executive Officer, The National Associa-
                                tion of Securities Dealers, Inc. and The NAS-
                                DAQ Stock Market, Inc., 1987-1997; Chief
                                Operating Officer of Alex. Brown & Sons
                                Incorporated, 1985-1987; and General Partner,
                                Alex. Brown & Sons Incorporated (now BT
                                Alex. Brown Incorporated), 1976-1985. Direc-
                                tor of each fund in the Fund Complex.

Louis E. Levy            66     Director, Kimberly-Clark Corporation (personal          2,465.00             ***
  Director since 1994           consumer products); and Household Interna-              2,073.00+
                                tional (finance and banking). Formerly, Chair-
                                man of the Quality Control Inquiry Committee
                                and American Institute of Certified Public
                                Accountants, 1992-1998; Trustee, Merrill
                                Lynch Funds for Institutions, 1991-1993;
                                Adjunct Professor, Columbia University-
                                Graduate School of Business, 1991-1992; and
                                Partner, KPMG Peat Marwick, retired 1990.
                                Director of each fund in the Fund Complex.

Eugene J. McDonald       67     President, Duke Management Company                           None            ***
  Director since 1993           (investments); Executive Vice President, Duke
                                University (education, research and health
                                care); Executive Vice Chairman and Director,
                                Central Carolina Bank & Trust (banking); and
                                Director, Victory Funds (registered investment
                                companies). Formerly, Director, AMBAC Trea-
                                surers Trust (registered investment company)
                                and DP Mann Holdings (insurance). Director
                                of each fund in the Fund Complex.

                                                                                Shares Beneficially
  Name and Position                 Business Experience during the Past             Owned as of
    with the Fund       Age       Five Years (including all directorships)        May 31, 1999**      Percentage
---------------------  -----  -----------------------------------------------  --------------------  -----------
Robert H. Wadsworth    59     President, The Wadsworth Group (registered               None              ***
  Nominee                     investment advisor), First Fund Distributors,
                              Inc. and Guinness Flight Investments Funds,
                              Inc. (registered broker dealer); Director, The
                              Germany Fund, Inc., The New Germany Fund,
                              Inc., The Central European Equity Fund, Inc.,
                              and Deutsche Funds, Inc.; Trustee, Deutsche
                              Portfolios; and Vice President, Professionally
                              Managed Portfolios and Advisors Series Trust
                              (registered investment companies). Nominee
                              for Director of 8 funds in the Fund Complex.

----------------
  * Denotes an individual who is an "interested person" as defined in the 1940 Act.
  ** This information has been provided by each Nominee for Director of the
     Fund.
 *** As of May 31, 1999, the Nominees as a group beneficially owned an aggregate of 11,864.43 shares representing 1.89% of the total outstanding shares of the Fund.
**** The "Fund Complex" consists of 12 registered investment companies which hold themselves out to investors as related companies for purposes of investment and investors services for which ICC provides investment advisory or administrative services.
+ Mr. Levy disclaims beneficial ownership of these shares, as they are held by his wife in trust for his children.


Compensation of Directors


     Each Director who is not an "interested person" within the meaning of the 1940 Act, as well as the Fund's President, receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at Board and committee meetings) from the Fund and all of the funds in the Fund Complex for which he serves. Payment of such fees and expenses is allocated among all such funds described above in proportion to their relative net assets. For the fiscal year ended October 31, 1998, Independent Directors' fees (including fees paid to the Fund's President) attributable to the assets of the Fund totaled $369. Officers of the Fund, except the Fund's President, receive no direct remuneration from the Fund. Officers of the Fund who are employees of Deutsche Asset Management Americas or its affiliates may be considered to have received remuneration indirectly.


     Any Director who receives fees from the Fund is permitted to defer between 50% and 100% of his annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Levy, McDonald and Vogt have each executed a Deferred Compensation Agreement and may defer a portion of their compensation from the Fund and the Fund Complex. Currently, the deferring Directors may select from various funds in the Fund Complex and BT International Equity Fund in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in quarterly installments over a period of ten years.


     The aggregate compensation payable by the Fund to each of the Fund's Directors serving during the fiscal year ended October 31, 1998 is set forth in the compensation table below. The aggregate compensation payable to such Directors during the fiscal year ended October 31, 1998 by the Fund Complex is also set forth in the compensation table below.


                              COMPENSATION TABLE



                                                                 Pension or                Total                Number
                                              Aggregate          Retirement            Compensation           of Funds in
                                             Compensation     Benefits Accrued         from the Fund         Fund Complex
                                               Payable         as Part of Fund       and Fund Complex          for which
            Name and Position               from the Fund         Expenses         Payable to Directors     Director Serves
----------------------------------------   ---------------   ------------------   ----------------------   ----------------
Truman T. Semans, Chairman(1)                   $ 0                 $0                    $     0                 10
Richard T. Hale, Director(1,2) .........        $ 0                 $0                    $     0                 10
James J. Cunnane, Director .............        $69                 (3)                   $39,000                 13(4)
Joseph R. Hardiman(5) ..................        N/A                 N/A                   $ 9,750                 11(6)
John F. Kroeger, Director(7) ...........        $87                 (3)                   $49,000                 13(4)
Louis E. Levy, Director ................        $73                 (3)                   $49,000                 13(4)
Eugene J. McDonald, Director ...........        $69                 (3)                   $39,000                 13(4)
Carl W. Vogt, Esq., Director ...........        $71                 (3)                   $39,000                 13(4,6)

----------------
(1) A Director who is an "interested person" as defined in the 1940 Act.
(2) Resigned effective November 26, 1998.
(3) The Fund Complex has adopted a Retirement Plan for eligible Directors and the Fund's President as described below. The actuarially computed pension expense for the Fund for the fiscal year ended October 31, 1998 was approximately $982.
(4) One of these funds ceased operations on July 29, 1998.
(5) Elected to the Fund's Board on January 22, 1999.
(6) Messrs. Hardiman and Vogt received (prior to their appointment or election as Directors to all the Funds in the Fund Complex) proportionately higher compensation from each fund for which they served.
(7) Deceased, November 26, 1998.


     The Fund Complex has adopted a retirement plan (the "Retirement Plan") for the Fund's President and for Directors who are not employees of the Fund, the Fund's investment advisor or their respective affiliates (each, a "Participant" and collectively, the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fees earned in his last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned in his last year of service. The fee will be paid quarterly, for life, by each fund for which he serves. The

Retirement Plan is unfunded and unvested. The Fund has two Participants, a Director who retired effective December 31, 1994, and Harry Woolf, the Fund's President, who retired as a Director effective December 31, 1996. These Participants qualified for the Retirement Plan by serving thirteen years and fourteen years, respectively, as Directors in the Fund Complex and each will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.


     Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his last year of service. The approximate credited years of service, shown in parentheses, for each Participant at December 31, 1998, are as follows: Messrs. Cunnane (4), Hardiman
(0), Levy (4), McDonald (6) and Vogt (3).


       Estimated Annual Benefits Payable by Fund Complex Upon Retirement



                           Chairmen of Audit
Years of Service       and Executive Committees     Other Participants
-------------------   --------------------------   -------------------
 6 years                        $ 4,900                  $ 3,900
 7 years                        $ 9,800                  $ 7,800
 8 years                        $14,700                  $11,700
 9 years                        $19,600                  $15,600
 10 years or more               $24,500                  $19,500

Meetings and Committees of the Board of Directors


     There were four regular meetings of the Board of Directors held during the fiscal year ended October 31, 1998. All Directors attended all of the meetings held during their respective terms.


     The Board of Directors has an Audit and Compliance Committee. The Audit and Compliance Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants. The Committee reviews, with the independent accountants, the results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit and Compliance Committee during the fiscal year ended October 31, 1998, were Messrs. Levy (Chairman), Cunnane, McDonald and Vogt, each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Kroeger was Chairman of the Audit and Compliance Committee until his resignation from the Committee on October 1, 1998. Since his election on January 22, 1999, Mr. Hardiman has served as a member of the Audit and Compliance Committee. If elected, Messrs. Burt and Wadsworth will become members of the Audit and Compliance Committee. The Audit and Compliance Committee met four times during the fiscal year ended October 31, 1998. All incumbent members attended all of the meetings held during their respective terms. The Chairman receives an aggregate annual fee of $10,000 from the Fund Complex. Payment of the fee is allocated among all funds in the Fund Complex in proportion to their relative net assets.

     The Board of Directors has a Nominating Committee. The Nominating Committee makes recommendations to the full Board of Directors with respect to candidates for the Board of Directors. The members of the Nominating Committee during the fiscal year ended October 31, 1998, were Messrs. McDonald (Chairman), Cunnane, Levy and Vogt, each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Kroeger was a member of the Nominating Committee until his resignation from the Committee on October 1, 1998. Since his election on January 22, 1999, Mr. Hardiman has served as a member of the Nominating Committee. If elected, Messrs. Burt and Wadsworth will become members of the Nominating Committee. The Nominating Committee met once during the fiscal year ended October 31, 1998 and all incumbent members attended the Meeting.

     The Board of Directors has a Compensation Committee. The Compensation Committee makes recommendations to the full Board of Directors with respect to the compensation of Directors. The members of the Compensation Committee during the fiscal year ended October 31, 1998, were Messrs. Cunnane (Chairman), Levy, McDonald and Vogt, each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Kroeger was a member of the Compensation Committee until his resignation from the Committee on October 1, 1998. Since his election on January 22, 1999, Mr. Hardiman has served as a member of the Compensation Committee. If elected, Messrs. Burt and Wadsworth will become members of the Compensation Committee. The Compensation Committee did not meet during the fiscal year ended October 31, 1998.

     The Board of Directors has an Executive Committee. The Executive Committee makes recommendations to the full Board of Directors with respect to the renewal of the Fund's agreements with its service providers. The members of the Executive Committee during the fiscal year ended October 31, 1998 were Messrs. McDonald (Chairman), Cunnane, Levy and Vogt. Since his election on January 22, 1999, Mr. Hardiman has served as a member of the Executive Committee. If elected, Messrs. Burt and Wadsworth will become members of the Executive Committee. The Executive Committee was formed on September 28, 1998 and did not meet during the fiscal year ended October 31, 1998. The Chairman receives an aggregate annual fee of $10,000 from the Fund Complex. Payment of such fee is allocated among all funds in the Fund Complex in proportion to their relative net assets.


Board Approval of the Election of Directors


     At meetings of the Board of Directors held on March 30, 1999 and July 28, 1999, the Board of Directors recommended that shareholders vote FOR each of the

Nominees for Director named herein. In recommending that shareholders elect the Nominees as Directors of the Fund, the Board of Directors considered the Nominees' experience and qualifications.

Shareholder Approval of the Election of Directors

     The Election of the Directors requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a majority of the shares entitled to vote are present in person or by Proxy at the Special Meeting. If you give no voting instructions, your shares will be voted FOR all Nominees named herein. If the Directors are not approved by shareholders of the Fund, the Board of Directors will consider alternative nominations.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE
                            SHAREHOLDERS OF THE FUND
                    VOTE FOR THE ELECTION OF THE DIRECTORS.

PROPOSAL 2: To approve the reorganization of the Fund's structure with modifications to the Fund's investment objective and certain fundamental investment policies.

     Shareholders are being asked to (1) approve reorganizing the Fund into a master/feeder structure (the "Reorganization") under which the Fund would invest all of its assets in the International Equity Portfolio (the "International Portfolio"); (2) approve modifying the Fund's investment objective so that it conforms with the investment objective of the International Portfolio; and (3) approve modifying certain of the Fund's fundamental investment policies so that the Fund may invest all of its assets in the International Portfolio.

     The International Portfolio is an open-end management investment company organized as a New York Business Trust. The International Portfolio is managed by Bankers Trust Company ("Bankers Trust"), a corporate affiliate of the Fund's current adviser, ICC. The International Portfolio has been established to serve as the investment portfolio for various investment companies, insurance company separate accounts, and common and co-mingled trust funds. Other entities that invest in the International Portfolio have their own expense structure and, to the extent their expenses are different from the Fund's, their returns will be different as well. Shares of the International Portfolio are not offered for sale directly to the public.

Reorganizing the Fund into a Master-Feeder Structure

     Shareholders of the Fund are being asked to authorize the liquidation of the Fund's investable assets (securities and cash) and to exchange the proceeds for a beneficial interest in the International Portfolio. After the Reorganization, the only securities owned by the Fund will be the interest in the International Portfolio. The Fund will no longer engage an investment advisor and sub-advisor to manage its assets because all of its investable assets will be invested in the International Portfolio. It is currently anticipated that the Board will be asked to appoint ICC to serve as the Fund's administrator upon completion of the Reorganization.

     Under this proposed structure, which is known as a master-feeder structure (the Fund being the "feeder" and the International Portfolio being the "master"), the Fund would pursue its investment objective through investment in the International Portfolio rather than through direct investments in securities. The International Portfolio, in turn, invests directly in securities. Shareholders will continue to hold shares of the Fund and the Fund will hold interests in the International Portfolio. The value of the shareholder's investment in the Fund will be the same immediately after the Fund's investment in the International Portfolio as it was before that investment. The value of a shareholder's investment thereafter will be based directly upon the investment experience of the International Portfolio. After the Reorganization, advisory and custodial fees will be an obligation of the International Portfolio and will be paid indirectly by the Fund's shareholders. Distribution, transfer agency and shareholder servicing fees will be a direct obligation of the Fund. Although some fees will change, the aggregate fees and expenses paid by the Fund's shareholders are currently expected to remain the same due to a contractual fee waiver by ICC in its anticipated capacity as the Fund's administrator.

     The Fund would be able to withdraw its investment in the International Portfolio at any time if the Fund's Board of Directors were to determine that to do so would be in the best interests of the Fund and the Fund's shareholders. Upon any such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all of the investable assets of the Fund in another pooled investment vehicle.


Comparative Expenses

     Following are tables showing the actual fees and expenses of the Fund for the fiscal year ended December 31, 1998 and estimates assuming that the Fund had invested all of its investible assets in the International Portfolio for the entire fiscal year.


Annual Fund Operating Expenses



                                                          Actual           Estimated
                                                      --------------   ----------------
Management Fee ....................................       0.75              0.65
Administrative Fee ................................       0.00              0.35
Distribution and/or Service (12b-1) fees ..........       0.25              0.25
Other Expenses ....................................       1.78              1.15
                                                         -----             -----
Total Annual Fund Operating Expenses ..............       2.78              2.40
                                                         -----             -----
                                                         (1.28)%*          (0.90)%**
                                                         =====             =====
                                                          1.50              1.50

 * The Fund's advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the Fund's Total Annual Fund Operating Expenses do not exceed 1.50% of the Fund's average daily net assets. This agreement will continue until at least February 29, 2000 and may be extended.

** It is currently expected that ICC, in its anticipated capacity as the Fund's administrator, will continue the contractual fee waiver and expense reimbursement agreement so that the Fund's Total Annual Operating Expenses do not exceed 1.50% of the Fund's average daily net assets. This agreement will continue until at least February 29, 2000 and may be extended.


     The current fees and expenses are described more fully in the Prospectus for the Fund. The investment advisory fee for the Fund is an effective fee based on the Fund's total net assets at the time of calculation. ICC is entitled to receive a monthly fee at the annual rate of 0.75% of the Fund's average daily net assets as compensation for its advisory services. Currently, ICC is waiving its advisory fee and reimbursing certain expenses. Glenmede Trust currently serves as sub-advisor to the Fund and is entitled to receive from ICC an amount equal to 0.55% of the average daily net assets of the Fund as compensation for its sub-advisory services. After the Reorganization, Bankers Trust will be indirectly paid a monthly fee at the effective annual rate of 0.65% of the Fund's average daily net assets as compensation for its advisory services. The International Portfolio does not engage an investment sub-advisor. After the Reorganization, it is anticipated that ICC will be paid an administrative fee of 0.35% of the Fund's average daily net assets. However, it is expected that the Reorganization will not result in any increase in overall fees to shareholders because ICC, in its anticipated capacity as the Fund's administrator, intends to continue the current contractual expense limitation of 1.50% until at least February 29, 2000.


Tax Consequences


     Although the Reorganization is a taxable event, the proposed transfer of assets of the Fund is expected to have no tax consequences for the Fund's shareholders because of the Fund's ability to offset any gains realized with tax loss carry forwards. Distributions from the Fund will continue to be taxable to Fund shareholders as ordinary income or capital gain, as the case may be.


Risks of a Master-Feeder Structure


     There are certain potential risks to the Fund related to investment of all of its assets in the International Portfolio. Large-scale redemptions by other investors of their interests in the International Portfolio could have adverse effects on the Fund, such as requiring the liquidation of a significant portion of the International Portfolio's holdings at a time when it could be disadvantageous to do so. Other interest-holders in the International Portfolio may have a greater ownership interest in the International Portfolio than the Fund's interest and, therefore, could have effective voting control over the operation of the International Portfolio.


     In the event the Fund is required to redeem its interests in the International Portfolio for any reason (for instance, because its shareholders did not approve changes in the Fund's investment policies parallel to changes approved for the International Portfolio by a majority of its interestholders), the Fund's Board of Directors would attempt to find an appropriate substitute investment vehicle for the Fund's assets. The Board's inability to find a suitable substitute investment vehicle could have a significant effect on the Fund's shareholders.


Management of the Fund


     Under the proposed master-feeder structure, investment advisory services will be provided to the Fund at the master fund (i.e, the International Portfolio) level. Accordingly, if shareholder's approve the Proposal, the Fund will terminate its investment advisory agreement with ICC and its sub-advisory agreement with Glenmede Trust. The International Portfolio is managed by Bankers Trust. Thus, the effect of the Proposal is that shareholders of the Fund will have their investments managed by Bankers Trust, rather than ICC and Glenmede. After the Reorganization, it is anticipated that ICC will provide administrative services to the Fund.


Modification of the Fund's Investment Objective, Policies and Strategies


     Under a master-feeder structure, the feeder fund has the same investment objective as the master fund. Accordingly, to implement the Reorganization, the Fund will need to modify its investment objective to conform it to the investment objective of the International Portfolio. In addition, the Fund's investment policies will be changed to one of investing in the International Portfolio rather than investing directly in the securities of foreign issuers. A comparison of the investment objectives, policies, strategies and risks of the Fund and the International Portfolio is presented below.

     General. The current investment objective, policies and risks of the Fund are, in many respects, similar to those of the International Portfolio. There are, however, certain differences. In addition, the Fund and the International Portfolio use different strategies to select portfolio securities. The following discussion summarizes some of the similarities and differences between the investment objective, policies, strategies and risks of the Fund and the International Portfolio. This discussion is qualified by reference to the Prospectuses and Statements of Additional Information of the Fund and the International Portfolio.


     Investment Objectives. The investment objective of both the Fund and the International Portfolio are similar. The investment objective of the Fund is long-term growth of capital. The investment objective of the International Portfolio is long-term capital appreciation.


     Investment Policies. The investment policies of the Fund and the International Portfolio are similar. Each Fund seeks to invest primarily in common stocks of companies located in developed countries outside of the United States. Both Funds intend to invest at least 65% of their total assets in securities traded outside the United States.

The Fund allocates its assets among geographic regions and individual countries. While the Fund does not have any specific geographic limitations, it has traditionally invested in the developed countries of Western Europe and Asia. The International Portfolio invests in the developed countries that make up the MSCI EAFE Index, plus Canada. The EAFE Index includes developed countries in Europe, Asia and the Far East. The International Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Russia, Eastern Europe, and Asia. Typically, the International Portfolio does not invest more than 15% of its assets in emerging markets.


     In certain instances, the Fund and the International Portfolio have different fundamental investment policies. See "Changes to the Fund's Fundamental Investment Policies" below for a discussion of these differences.


     Investment Strategies. The investment advisors to the Fund and the International Portfolio have different approaches in selecting individual securities for their respective investment portfolios. The Fund's advisor and sub-advisor use a disciplined, value-based approach, that is, they seek stocks that are undervalued in the marketplace. Using this approach, they compare foreign securities markets and individual securities within each market on the basis of value, quality and prospective earnings potential. In selecting investments for the Fund, they allocate the Fund's assets among geographic regions and countries.


     The International Portfolio's investment advisor employs a strategy of growth at a reasonable price in managing the International Portfolio. Using this approach it seeks to identify companies outside of the United States that combine strong potential for earnings growth with reasonable investment value. The companies that the International Portfolio attempts to purchase typically exhibit increasing rates of profitability and cash flow.


     Risks. The following discussion highlights the principal risks associated with an investment in the Fund and the International Portfolio. Because of the similarities in the investment objectives and policies of the Fund and the Portfolio, ICC believes that an investment in the International Portfolio involves similar risks to an investment in the Fund. These investment risks involve those typically associated with investing in a portfolio of common stocks of foreign issuers. However, due to the differences in the investment policies of the Fund and the International Portfolio, there may be different risks in investing in the International Portfolio. To the extent that the International Portfolio invests in emerging markets, it may face additional risks. Emerging markets countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries and the financial conditions of issuers in emerging markets countries may be more precarious than in other countries. These characteristics may result in greater risk of price volatility in emerging markets countries. In addition, the Fund and the International Portfolio may have different risks because they are managed using different investment strategies. Because the International Portfolio is managed using a "growth" style, it may underperform when another investment style (e.g., a value style) is in favor in markets around the world.

     Consequences of Approving the Proposal. The Fund's investment objective is a fundamental policy that cannot be changed without the vote of shareholders. If the Proposal is approved, the Fund's investment objective will be changed from long-term growth of capital to long-term capital appreciation. In addition, if the Proposal is approved, the Fund's investment policy will be to invest all of its assets in the International Portfolio. As a result, shareholders would have their investment managed according to the investment policies and strategies of the International Portfolio.


Changes to the Fund's Fundamental Investment Policies

     In conjunction with the Reorganization, the Board of Directors approved changes to the Fund's fundamental investment policies necessary for the Reorganization. Certain fundamental investment policies of the Fund currently prohibit the Fund from pursuing its investment objective by investing in the International Portfolio. As a result, the Board of Directors approved modifying these policies to permit the Fund to invest all of its assets in the International Portfolio. Also, in a master-feeder structure, the investment policies of the feeder fund must permit the same types of investments as those of the master fund. Accordingly, some of the Fund's fundamental investment policies need to be modified so that the Fund's fundamental investment policies are in alignment with those of the International Portfolio. Amendments to fundamental investment policies may be made only with the approval of shareholders. Therefore, in approving the Reorganization, shareholders are being asked to approve, in effect, the following changes to the Fund's fundamental investment policies to permit the Reorganization.

     A. Diversification

    Currently the Fund's fundamental policies regarding diversification state that:

        The Fund will not invest more than 5% of its assets in the securities of any single issuer.

        The Fund will not invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the outstanding voting securities of such issuer.

     If the Proposal is approved, these policies would be eliminated and replaced with the following:

        The Fund will not, with respect to 75% of its assets, invest more than 5% of the Portfolio's (Fund's) total assets in the securities of any one issuer (excluding cash, cash equivalents, U.S. government securities and the securities of other investment companies) or own more than 10% of the voting securities of any one issuer.

     The primary purpose of this modification to the Fund's fundamental investment policy on diversification is to permit the Fund to invest all of its assets in the International Portfolio. Under the current policy, the Fund can invest only 5% of its assets in any one investment company. The modified policy makes clear that investment companies are not included for the purposes of the 5% test. In addition, if the Proposal is approved, the Fund's diversification policy will be conformed with the diversification limitations of the International Portfolio.

     B. Borrowing

    Currently, the Fund's fundamental investment policy on borrowing states:

        The Fund will not borrow money, except as a temporary measure to facilitate settlements or emergency purposes and then only from banks in an amount not exceeding 10% of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equal 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities for investment.

     If the Proposal is approved, the Fund's fundamental investment policy on borrowing would state:

        The Fund may lend or borrow money to the extent permitted by the Investment Company Act of 1940, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

     The primary purpose of this modification of the Fund's fundamental investment policy on borrowing is to permit the Fund to borrow to the same extent as permitted by the International Portfolio's fundamental policy on borrowing. Under the Fund's current policy, the Fund may borrow up to 10% of its assets to facilitate settlements or for emergency purposes. The International Portfolio may borrow up to one third of its assets for temporary or emergency purposes. If shareholders approve the Proposal, the Fund would be permitted to borrow to the extent allowed by the International Portfolio's borrowing limitation. In addition, the modified policy would provide the Fund with the flexibility to borrow to the extent permitted by law and regulatory interpretation, including borrowing for investment purposes, should the International Portfolio's borrowing policy be changed in the future. The International Portfolio has no present intention to borrow more than 10% of its assets for temporary or emergency purposes and cannot currently borrow for investment purposes. The Directors are asking shareholders to approve this modification at this time in order to permit the Reorganization.

     C. Illiquid Securities

    Currently, the Fund's fundamental investment policy on illiquid securities states:

        The Fund will not invest more than 10% of the value of its net assets in illiquid securities (as defined under federal securities and state securities laws), including repurchase agreements with remaining maturities in excess of seven days.

     If the Proposal is approved, the Fund's fundamental investment policy on illiquid securities will be reclassified as non-fundamental and state:


        The Fund will not, as a matter of operating policy, invest more than 15% of the Portfolio's (Fund's) net assets (taken at the greater of cost or market value) in securities that are illiquid or not currently marketable (excluding Rule 144A securities deemed by the Board of Trustees of the Portfolio (Board of Directors of the Fund) to be liquid).


     The primary purpose of this modification to the Fund's fundamental investment policy on illiquid securities is to conform it to the International Portfolio's policy on illiquid securities. Currently, the Fund may invest up to 10% of its net assets in illiquid securities as a matter of fundamental policy. The International Portfolio may invest up to 15% of its net assets in illiquid securities. If the Proposal is approved, the Fund's policy on illiquid securities would be conformed to the International Portfolio's policy on illiquid securities. In addition, the policy is being reclassified as non-fundamental because the policy is not legally required to be fundamental. The International Portfolio has no present intention to invest more than 10% of its net assets in illiquid securities. The Directors are asking shareholders to approve this modification at this time in order to permit the Reorganization.


     D. Real Estate


     Currently, the Fund has a fundamental investment policy regarding real estate that states:


        The Fund will not invest in real estate or mortgages on real estate.


     If the Proposal is approved, the Fund's fundamental investment policy on real estate would state:


        The Fund may not purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein) in the ordinary course of business (except that the Portfolio (Fund) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities).


     The primary purpose of modifying this fundamental investment policy is to permit the Fund to make the same types of investments in real estate as the International Portfolio's fundamental policy on real estate allows. Currently, the Fund's policy prohibits direct ownership in real estate and could be interpreted to prevent investments in companies that own real estate. The International Portfolio's investment policy makes clear that the Portfolio may invest in companies that own real estate and may hold real estate acquired as a result of ownership of securities. If the Proposal is approved, the Fund's policy on real estate would be conformed to the International Portfolio's policy on real estate. The International Portfolio may, from time to time, purchase securities of companies that invest in real estate in accordance with its investment objective and policies. The Directors are asking shareholders to approve this modification at this time primarily to permit the Reorganization.


Recommendation of the Board of Directors


     The Board of Directors has carefully considered Proposal 2, which will authorize the Reorganization of the Fund, including necessary amendments to the Fund's investment objective, investment policies and fundamental investment restrictions. At a meeting held on July 28, 1999, the Board approved this proposal and determined to seek shareholder authorization of the actions necessary for the Fund to invest all its investable assets in the International Portfolio. In approving this Proposal, the Board considered the experience and performance record of Bankers Trust's international equity team. The Board was also informed of the international investing capabilities of Deutsche Bank and its affiliates. In addition, the Board considered the fact that the Fund's fees and expenses are expected to remain the same after the Reorganization due to an anticipated contractual fee waiver between the Fund and ICC.


THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE REORGANIZATION OF THE FUND'S STRUCTURE WITH MODIFICATIONS TO
  THE FUND'S INVESTMENT OBJECTIVE AND CERTAIN FUNDAMENTAL INVESTMENT POLICIES


PROPOSAL 3: To approve a new Investment Advisory Agreement between the Fund and
            Investment Company Capital Corp.


     Shareholders of the Fund are being asked to approve a new Investment Advisory Agreement between ICC and the Fund (the "New Advisory Agreement") that has been in place since the Fund's prior investment advisory agreement was arguably assigned and, therefore terminated, on June 4, 1999. Shareholders are being asked to approve this New Advisory Agreement so that ICC may be paid for the period from June 4, 1999 through the date of shareholder approval. In addition, shareholders are being asked to approve the New Advisory Agreement in the event that they do not approve of the Reorganization discussed in Proposal
2. If shareholders approve Proposal 2, the New Advisory Agreement will be terminated upon completion of the Reorganization. Thereafter, it is anticipated that ICC would continue providing certain administration, recordkeeping and transfer agency service pursuant to an administration services agreement.


General Information


ICC is the Fund's investment advisor and Glenmede Trust is the Fund's sub-advisor. ICC is an indirect wholly owned subsidiary of Bankers Trust. On November

30, 1998, Bankers Trust, Deutsche Bank and Circle Acquisition Corporation entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, Circle Acquisition Corporation, a wholly owned, New York subsidiary of Deutsche Bank, merged with and into Bankers Trust on June 4, 1999, with Bankers Trust continuing as the surviving entity. Under the terms of the Merger, each outstanding share of Bankers Trust common stock was converted into the right to receive $93 in cash, without interest.

     As a result of the Merger, Bankers Trust became an indirect, wholly owned subsidiary of Deutsche Bank. Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, mutual fund management companies, mortgage banks, a property finance company, installment financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies. At March 31, 1999, the Deutsche Bank Group had total assets of $727 billion. The Deutsche Bank Group's capital and reserves at March 31, 1999, were U.S. $19.6 billion. Since the Merger, Bankers Trust, ICC and their affiliates, have continued to offer the same range of financial products and services, including investment advisory services, that they offered prior to the Merger.

     The Merger on June 4, 1999 may have resulted in an assignment and therefore a termination of the Fund's prior Investment Advisory Agreement under the 1940 Act. In anticipation of the Merger, the Directors of the Fund, including the Directors who are not (i) parties to the New Investment Advisory Agreement or (ii) interested persons of any such party (the "Independent Directors"), unanimously approved the New Advisory Agreement (attached as Exhibit A) on March 30, 1999. The New Advisory Agreement is identical to the Fund's prior Investment Advisory Agreement, except for the dates of execution, effectiveness and initial term, the deletion of provisions relating to state expense limits that have been pre-empted by federal law, and a proviso to the effect that the obligation of ICC to make its respective personnel available to serve as officers of the Fund is subject to applicable banking regulations.

     On May 25, 1999, ICC was granted an exemptive order (the "Exemptive Order") by the Securities and Exchange Commission ("SEC") permitting implementation, without obtaining prior shareholder approval, of the New Advisory Agreement during an interim period commencing on the date of the closing of the Merger and continuing, for a period of up to 150 days, through the date on which the New Advisory Agreement is approved by the shareholders of the Fund (the "Interim Period"). Under the terms of the Exemptive Order, ICC is allowed to receive advisory fees during the Interim Period pursuant to the New Advisory Agreement. In accordance with the Exemptive Order, the advisory fees charged to the Fund and paid to ICC under the New Advisory Agreement have been held in an interest-bearing escrow account and the Fund expects to continue to deposit these fees in such account until shareholder approval of the New Advisory Agreement has been obtained. If the New Advisory

Agreement is not approved by the shareholders of the Fund by the expiration of the Interim Period, the fees held in escrow will be remitted to the Fund. As of July 31, 1999, the amount escrowed totaled $28,018.34.

     ICC does not anticipate that the Merger will result in any reduction in the quality of services now provided to the Fund. Nor does ICC anticipate that the Merger will have any adverse effect on its ability to fulfill its obligations under the New Advisory Agreement or to operate its business in a manner consistent with past business practice.


The Prior Advisory Agreement


     Prior to June 4, 1999, ICC served as investment advisor to the Fund pursuant to an Investment Advisory Agreement between Flag Investors Management Corp. (now known as ICC) and the Fund, dated as of August 16, 1993 (the "Prior Advisory Agreement"). The Prior Advisory Agreement was initially approved by the shareholders of the Fund on June 15, 1993. The Prior Advisory Agreement was last approved by the Fund's Board of Directors, including a majority of the Independent Directors, on September 29, 1998.


The New Advisory Agreement


     Other than the dates of execution, effectiveness and initial term, the deletion of provisions relating to state expense limits that have been pre-empted by federal law, and a proviso to the effect that the obligation of ICC to make its respective personnel available to serve as officers of the Fund is subject to applicable banking regulations, the New Advisory Agreement is identical to the Prior Advisory Agreement. The terms of the New Advisory Agreement are summarized below and are qualified by reference to Exhibit A.


     Advisory Fees. The investment advisory fee as a percentage of net assets payable by the Fund will be the same under the New Advisory Agreement as under the Prior Advisory Agreement. If the investment advisory fee under the New Advisory Agreement had been in effect for the Fund's most recently completed fiscal year, ICC would have received the same compensation as it received under the Prior Advisory Agreement.


     The New Advisory Agreement. The New Advisory Agreement provides that the Advisor, in return for its fee, will (a) supervise and manage all aspects of the Fund's operations, except for distribution services; (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Fund; (c) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors; (d) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery, supplies and similar items for the Fund's principal office; (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Fund's portfolio; (f) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors; (g) take all actions necessary to carry into effect the Fund's purchase and sale programs; (h) supervise the operations of the Fund's custodian, transfer and dividend disbursing agent and accounting services agent; (i) provide the Fund with such administrative and clerical services for the maintenance of certain shareholder records, as are deemed advisable by the Fund's Board of Directors; and (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy materials, tax returns, reports to the Fund's shareholders and reports to and filings with the SEC and state Blue Sky authorities. Subject to the approval of the Board and the Fund's shareholders, the Advisor may delegate certain of its duties enumerated above to a sub-advisor.

     Under the New Advisory Agreement, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accruals shall be paid monthly, at the annual rate of 0.75% of the Fund's average daily net assets. The Advisor may, from time to time, voluntarily waive a portion of its advisory fee to preserve or enhance the performance of the Fund.

     The New Advisory Agreement provides that the Advisor will furnish, subject to compliance with applicable banking regulations, at its expense and without cost to the Fund, the services of one or more officers of the Fund to the extent that such officers may be required by the Fund for the proper conduct of its affairs. The Fund assumes and pays all other expenses of the Fund. These expenses include, but are not limited to, payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; and broker's commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party. Additional information regarding other Fund expenses is included in the New Advisory Agreement attached as Exhibit A.

     The services of the Advisor are not to be deemed exclusive, and the Advisor is free to render investment advisory and corporate administrative or other services to others (including other investment companies), and to engage in other activities, so long as its services under the agreement are not impaired thereby. The Advisor's officers or directors may serve as officers or directors of the Fund, and the Fund's officers or directors may serve as officers or directors of the Advisor, to the extent permitted by law.

     Following the expiration of its initial two-year term, the New Advisory Agreement continues in full force and effect from year to year, provided that such continuance is approved at least annually by the Fund's Board or by the vote of a majority of the Fund's outstanding voting securities, and by the affirmative vote of a majority of the Directors who are not parties to the agreement or "interested persons" of a party to the agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

     The New Advisory Agreement may be terminated at any time, on waivable written notice within 60 days and without any penalty, by vote of the Fund's Board of Directors, by vote of a majority of the Fund's outstanding voting securities or by the Advisor. The agreement automatically terminates in the event of its assignment.

     The New Advisory Agreement obligates the Advisor to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under the agreement, but the Advisor is not liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, directors or employees, or reckless disregard by the Advisor of its duties under the agreement.

     Board Considerations. The Board held a meeting on March 30, 1999, at which the Board, including the Independent Directors, unanimously approved the New Advisory Agreement and recommended the New Advisory Agreement for approval by the shareholders of the Fund. In evaluating the New Advisory Agreement, the Board based its determination primarily on its conclusion that there would be a high degree of continuity of services to the Fund and took into account that the Prior Advisory Agreement and the New Advisory Agreement, including their terms relating to the services to be provided thereunder by ICC and the fees and expenses payable by the Fund, are substantially identical.

     The Board was assured on behalf of Bankers Trust and Deutsche Bank that they intend to comply with the requirements of Section 15(f) of the 1940 Act.
Section 15(f) provides a non-exclusive safe harbor for an investment advisor to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment advisor that results in an assignment so long as two conditions are met:

     1. For a period of three years after the change of control, at least 75% of the board members of the investment company must not be interested persons of the acquired advisor or the acquiror (Bankers Trust and Deutsche Bank, respectively, in this case). The Fund would be in compliance with this provision of Section 15(f).

     2. An "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement during the two-year period after the Merger whereby the investment advisor, or any interested person of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Bankers Trust and Deutsche Bank are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Fund as a result of the Merger. Bankers Trust and Deutsche Bank have agreed that they, and their affiliates, will take no action that would have the effect of imposing an "unfair burden" on the Fund as a result of the Merger.


     The Board also considered the terms of the Merger and the possible effects of the Merger upon ICC's organization and upon the ability of ICC to provide advisory services to the Fund. The Board considered the skills and capabilities of ICC in this regard and the representations of Bankers Trust and Deutsche Bank that no material change was planned in the current management or facilities of ICC.


     The Board was also informed of the resources of Deutsche Bank that could be made available to the Advisor and the Fund. Although the Board focused primarily on the continuity of services to the Fund, the Directors did consider Deutsche Bank's experience as advisor and service provider to two families of U.S. mutual funds as well as numerous non-U.S. mutual funds.


     The Board also considered other effects on the Fund of ICC becoming an affiliated person of Deutsche Bank. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Fund to engage in certain transactions with Deutsche Bank. For example, absent exemptive relief, the Fund will be prohibited from entering into securities transactions in which Deutsche Bank acts as a principal. Currently the Fund is prohibited from entering into only those transactions in which Bankers Trust acts as principal. The Fund will also have to satisfy certain conditions in order to engage in securities transactions in which Deutsche Bank is acting as an underwriter. The Fund is already required to satisfy such conditions when engaging in transactions in which Bankers Trust is acting as an underwriter. In this connection, management of the Advisor represented to the Board that it does not believe these prohibitions or conditions will have a material effect on the management or performance of the Fund.


     The Board also considered that the costs of the Special Meeting, insofar as they apply to approval of the New Advisory Agreement, would be borne by the Advisor.


     After consideration of the above factors and such other factors and information that the Board deemed relevant, the Board, including the Independent Directors, unanimously approved the New Advisory Agreement and voted to recommend its approval to the shareholders of the Fund.

     Additional Information. On March 11, 1999, Bankers Trust Company, a separate subsidiary of Bankers Trust, announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. ICC became a subsidiary of Bankers Trust after these events took place. Pursuant to its agreement with the U.S. Attorney's office, Bankers Trust Company pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust Company's formal sentencing. The events leading up to the guilty plea did not arise out of the investment advisory and management activities provided by ICC to the Fund.


     As a result of the plea, absent an order from the SEC, ICC would not be able to continue as Advisor. The SEC granted Bankers Trust Company a temporary order under Section 9(c) of the 1940 Act to permit Bankers Trust Company and its affiliates to continue to provide investment advisory services to registered investment companies, and Bankers Trust Company, pursuant to Section 9(c) of the 1940 Act, has filed an application for a permanent order. On May 7, 1999, the SEC extended the temporary order under Section 9(c) of the 1940 Act until the SEC takes final action on the application for a permanent order or, if earlier, November 8, 1999. However, there is no assurance that the SEC will grant a permanent order. If the SEC refuses to grant a permanent order, shareholders will receive supplemental proxy materials requesting approval to release any amounts held in escrow up to the time of the refusal and such other action as deemed appropriate by the Board.


Investment Company Capital Corp.


     ICC is a registered investment advisor that had under management as of June 30, 1999 approximately $10 billion, including assets of the Fund and the assets of ICC's other clients. ICC is a wholly owned subsidiary of BT Alex. Brown Incorporated ("BT Alex. Brown") and an indirect subsidiary of Bankers Trust. The principal address of ICC and BT Alex. Brown is One South Street, Baltimore, Maryland, 21202 and the principal address of Bankers Trust is 130 Liberty Street, New York, New York, 10006. Bankers Trust is a wholly owned subsidiary of Deutsche Bank. The principal address of Deutsche Bank is Deutsche Bank Aktiengesellschaft, Taunusalage 12, D-60262 Frankfurt am Main, Federal Republic of Germany.


     Deutsche Asset Management Americas is an operating unit of Deutsche Bank consisting of ICC and other asset management affiliates of Deutsche Bank.


     The following information is provided for each Director and the principal executive officer of ICC.

               Directors and Principal Executive Officer of ICC



Name and Position
with the Advisor             Address                       Principal Occupation
--------------------------   ---------------------------   -----------------------------------
Richard T. Hale              One South Street              Managing Director,
  Director and President     Baltimore, Maryland 21202     Deutsche Asset Management Americas

Margaret-Mary V. Preston     One South Street              Managing Director,
  Director                   Baltimore, Maryland 21202     BT Alex. Brown Incorporated

Mayo A. Shattuck III         One South Street              President, Chief Operating Officer
  Director                   Baltimore, Maryland 21202     and Director,
                                                           BT Alex. Brown Incorporated

Truman T. Semans             Furness House                 Vice Chairman,
  Director                   19 South Street               Brown Investment Advisory &
                             Baltimore, Maryland 21202     Trust Company

     For the fiscal year ended October 31, 1998, the Fund paid ICC waived its advisory fees of $98,993 and reimbursed Fund expenses of $73,256. For such fiscal year, the Fund also paid ICC aggregate fees of $19,096 for transfer agency services provided to the Fund and $27,558 for accounting services provided to the Fund. For the period from June 16, 1998 to October 31, 1998, the Fund paid $8,008 to Bankers Trust Company for custody services provided to the Fund.

     As of June 4, 1999, to the Fund management's knowledge as provided by the Directors of the Fund, the following Directors of the Fund beneficially owned shares of Bankers Trust that were converted to the right to receive $93 in cash, without interest, pursuant to the terms of the Merger. Mr. Hale, formerly a Director of the Fund and President and a Director of ICC, beneficially owned 74,190 shares of Bankers Trust. Mr. Semans, Chairman and a Director of the Fund and a Director of ICC, beneficially owned 329 shares of Bankers Trust.


Other Funds Advised by ICC with Similar Investment Objectives


     A number of funds in the Fund Complex invest primarily in equity securities and accordingly seek capital appreciation, either in and of itself, or along with income. However, each of these funds employs widely differing investment policies and styles in seeking these objectives. The following table provides comparative information on fees paid to ICC pursuant to advisory agreements in effect for such funds.



                                                                                              Management Fee
                                                                    Assets                 (as a percentage of
Fund                                                               (000's)              average daily net assets)
----------------------------------------------------------   -------------------   -----------------------------------
Flag Investors Emerging Growth Fund, Inc. ................      $    123,273(1)    0.85%(1)
Flag Investors Equity Partners Fund, Inc. ................      $    465,382(2)    0.79%(2)
Flag Investors Communications Fund, Inc. .................      $  1,445,143(3)    0.68%(3)
Flag Investors Real Estate Securities Fund, Inc. .........      $     41,462(4)    0.35% (net of fee waivers)(4)
Flag Investors Value Builder Fund, Inc. ..................      $    922,789(5)    0.75%(5)

----------------
(1) Information given for the fiscal year ended October 31, 1998.
(2) Information given for the fiscal year ended May 31, 1999.
(3) Information given for the fiscal year ended December 31, 1998.
(4) Information given for the fiscal year ended December 31, 1998. Absent fee waivers, Management Fees would be 0.65% of the fund's average daily net assets.
(5) Information given for the fiscal year ended March 31, 1999.

Shareholder Approval of the New Advisory Agreement


     Approval of the New Advisory Agreement requires the affirmative vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). In the event that shareholders of the Fund do not approve the New Advisory Agreement, the Board will take such action as it deems in the best interest of the Fund and its shareholders which may include proposing that shareholders approve an agreement in lieu of the New Advisory Agreement.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR
                    APPROVAL OF THE NEW ADVISORY AGREEMENT.

PROPOSAL 4: To approve a new Sub-Advisory Agreement among the Fund, Investment
            Company Capital Corp. and The Glenmede Trust Company.

     Shareholders of the Fund are being asked to approve a new Sub-Advisory Agreement between Glenmede Trust and the Fund (the "New Sub-Advisory Agreement") that has been in place since the Fund's prior sub-advisory agreement was arguably assigned and, therefore terminated, on June 4, 1999. Shareholders are being asked to approve this New Sub-Advisory Agreement so that Glenmede Trust may be paid for the period from June 4, 1999 through the date of shareholder approval. In addition, shareholders are being asked to approve the Sub-Advisory Agreement in the event that they do not approve of the Reorganization discussed in Proposal 2. If shareholders approve Proposal 2, the New Sub-Advisory Agreement will be terminated upon completion of the Reorganization. Thereafter, Glenmede Trust would no longer provide portfolio management services to the Fund.


General Information

     The Glenmede Trust Company is the Fund's sub-advisor. Shareholders are being asked to approve a new Sub-Advisory Agreement among ICC, Glenmede Trust and the Fund which has been in effect since the closing of the Merger on June 4, 1999. For a description of the Merger, together with the factors considered by the Board in its review and analysis of such Merger, please see Proposal 3 beginning on page 18.

     The Merger may have resulted in an assignment and, therefore a termination, of the Fund's prior Sub-Advisory Agreement under the 1940 Act. In anticipation of the Merger, the Directors of the Fund, including the Directors who are not (i) parties to the new Sub-Advisory Agreement among the Fund, ICC and Glenmede Trust (the "New Sub-Advisory Agreement") or (ii) interested persons of any such party (the "Independent Directors"), unanimously approved the New Sub-Advisory Agreement (attached as Exhibit B) on March 30, 1999. The New Sub-Advisory Agreement is identical to the Fund's prior Sub-Advisory Agreement, except for the dates of execution, effectiveness and initial term, the deletion of provisions relating to state expense limits that have been pre-empted by federal law, and a proviso to the effect that the obligation of Glenmede Trust to make its respective personnel available to serve as officers of the Fund is subject to applicable banking regulations.


     On May 25, 1999, ICC was granted an Exemptive Order by the SEC permitting implementation, without obtaining prior shareholder approval, of the New Sub-Advisory Agreement during an interim period commencing on the date of the closing of the Merger and continuing, for a period of up to 150 days, through the date on which the New Sub-Advisory Agreement is approved by the shareholders of the Fund (the "Interim Period"). Under the terms of the Exemptive Order, Glenmede Trust is allowed to receive advisory fees during the Interim Period pursuant to the New Sub-Advisory Agreement. In accordance with the Exemptive Order, the sub-advisory fees paid to Glenmede Trust by ICC under the New Sub-Advisory Agreement have been held and will continue to be held in an interest-bearing escrow account until approval of the New Sub-Advisory Agreement by shareholders of the Fund has been obtained. If the New Sub-Advisory Agreement is not approved by the shareholders of the Fund by the expiration of the Interim Period, Glenmede Trust will not be entitled to accrued fees and interest paid to ICC.


     Glenmede Trust does not anticipate that the Merger will result in any reduction in the quality of services now provided to the Fund. Nor does Glenmede Trust anticipate that the Merger will have any adverse effect on its ability to fulfill its obligations under the New Sub- Advisory Agreement or to operate its business in a manner consistent with past business practice.


The Prior Sub-Advisory Agreement


     Prior to June 4, 1999, Glenmede Trust served as sub-advisor to the Fund pursuant to a Sub-Advisory Agreement among the Fund and Glenmede Trust, dated as of August 16, 1993 (the "Prior Sub-Advisory Agreement"). The Prior Sub-Advisory Agreement was initially approved by the shareholders of the Fund on June 15, 1993. The Prior Sub-Advisory Agreement was last approved by the Fund's Board of Directors, including a majority of the Independent Directors, on September 29, 1998.


The New Sub-Advisory Agreement


     Other than the dates of execution, effectiveness and initial term, the deletion of provisions relating to state expense limits that have been pre-empted by federal law, and a proviso to the effect that the obligation of Glenmede Trust to make its respective personnel available to serve as officers of the Fund is subject to applicable banking regulations, the New Sub-Advisory Agreement which has been in effect since June 4, 1999 is identical to the Prior Sub-Advisory Agreement. The terms of the New Sub-Advisory Agreement are summarized below and are qualified by reference to Exhibit B.

     Advisory Fees. The sub-advisory fee as a percentage of net assets payable to the sub- advisor will be the same under the New Sub-Advisory Agreement as under the Prior Sub- Advisory Agreement. If the sub-advisory fee under the New Sub-Advisory Agreement had been in effect for the Fund's most recently completed fiscal year, Glenmede Trust would have received the same compensation as it received under the Prior Sub-Advisory Agreement.

     The New Sub-Advisory Agreement. The New Sub-Advisory Agreement provides that Glenmede Trust, in return for its fee, will (a) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors; (b) take all actions necessary to carry into effect the Fund's purchase and sale programs; (c) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Fund's Advisor and Board of Directors; and (d) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign and otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which ICC considers desirable for inclusion in the Fund's portfolio.

     Under the New Sub-Advisory Agreement ICC pays Glenmede Trust an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the annual rate of 0.55% of the Fund's average daily net assets.

     The New Sub-Advisory Agreement provides that Glenmede Trust will furnish, subject to compliance with applicable banking regulations, at its expense and without cost to the Fund, the services of one or more officers of the Fund to the extent that such officers may be required by the Fund for the proper conduct of its affairs. Glenmede Trust will maintain at its expense and without cost to the Fund, a trading function in order to place orders for the purchase and sale of portfolio securities of the Fund. The Fund assumes and pays all other expenses of the Fund. These expenses include, but are not limited to, payments to ICC under the New Advisory Agreement, payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; and broker's commissions chargeable to the Fund in connection with portfolio securities transaction to which the Fund is a party. Additional information regarding other Fund expenses is included in the New Sub-Advisory Agreement attached as Exhibit B.

     The services of Glenmede Trust are not to be deemed exclusive, and Glenmede Trust is free to render investment advisory or other services to others (including other investment companies), and to engage in other activities, so long as its services under the agreement are not impaired thereby. Partners of Glenmede Trust may serve as officers or Directors of the Fund, the Fund's officers or Directors may serve as officers or partners of Glenmede Trust, to the extent permitted by law, and partners of

Glenmede Trust are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.


     Following the expiration of its initial two-year term, the New Sub-Advisory Agreement continues in full force and effect from year to year, provided that such continuance is approved at least annually by the Fund's Board or by the vote of a majority of the Fund's outstanding voting securities, and by the affirmative vote of a majority of the Directors who are not parties to the agreement or "interested parties" of a party to the agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.


     The New Sub-Advisory Agreement may be terminated, without the payment of any penalty, by the Fund upon a vote of the Fund's Board of Directors, by a vote of a majority of the Fund's outstanding voting securities or by ICC or Glenmede Trust, upon 60 days' written notice to the other parties. The agreement automatically terminates in the event of its assignment.


     The New Sub-Advisory Agreement obligates Glenmede Trust to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under the agreement, but Glenmede Trust is not liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of Glenmede Trust or its officers, directors or employees or reckless disregard by Glenmede Trust of its duties under the agreement.


     Board Considerations. The Board held a meeting on March 30, 1999, at which the Board, including the Independent Directors, approved the New Sub-Advisory Agreement for the Fund and recommended the New Sub-Advisory Agreement for approval by the shareholders of the Fund. In evaluating the New Sub-Advisory Agreement, the Board considered substantially the same factors that led it to approve the New Advisory Agreement, particularly the continuity of services. In this regard, the Board took into account that the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement, including their terms relating to the services to be provided thereunder by Glenmede Trust and the fees and expenses, are substantially identical.


The Glenmede Trust Company


     Glenmede Trust is a limited purpose trust company with approximately $15.48 billion under management as of June 30, 1999. Glenmede Trust is a wholly owned subsidiary of The Glenmede Corporation.


     The following information is provided for each Director and the principal executive officer of Glenmede Trust.

Name and Position
with Glenmede                      Address                   Principal Occupation
---------------------------------  ------------------------  -------------------------------------------
Susan W. Catherwood                One Liberty Place         Director, The Glenmede Corporation;
  Director                         1650 Market Street        Board Member, Philadelphia Electric
                                   Philadelphia, PA 19103    Company

James L. Kermes                    One Liberty Place         President and Chief Executive Officer, The
  Director, President and Chief    1650 Market Street        Glenmede Corporation
  Executive Officer                Philadelphia, PA 19103

Thomas W. Langfitt, M.D.           One Liberty Place         Chairman and Chief Executive Officer, The
  Director Chairman, Chief         1650 Market Street        Glenmede Corporation; Board Member,
  Executive Officer                Philadelphia, PA 19103    New York Life Insurance Company,
                                                             SmithKline Beechman Corporation and Sun
                                                             Company, Inc.

Arthur E. Pew, III                 One Liberty Place         Director, The Glenmede Corporation
  Director                         1650 Market Street
                                   Philadelphia, PA 19103

G. Thompson Pew, Jr.,              One Liberty Place         Principal, Philadelphia Investment Banking
  Director                         1650 Market Street        Company
                                   Philadelphia, PA 19103

J. Howard Pew II                   One Liberty Place         Director, The Glenmede Corporation
  Director                         1650 Market Street
                                   Philadelphia, PA 19103

J.N. Pew 3rd                       One Liberty Place         Director, The Glenmede Corporation
  Director                         1650 Market Street
                                   Philadelphia, PA 19103

J.N. Pew IV, M.D.                  One Liberty Place         Internal Medicine, Private Practice;
  Director                         1650 Market Street        Director The Glenmede Corporation
                                   Philadelphia, PA 19103

R. Anderson Pew                    One Liberty Place         Chief Executive Officer, Radnor
  Director                         1650 Market Street        Corporation; Director, The Glenmede
                                   Philadelphia, PA 19103    Corporation

Richard F. Pew                     One Liberty Place         Businessman/Rancher; Director, The
  Director                         1650 Market Street        Glenmede Corporation
                                   Philadelphia, PA 19103

     For the fiscal year ended October 31, 1998, ICC paid Glenmede Trust an aggregate fee of $73,399 for sub-advisory services.

Other Funds with Similar Investment Objectives Advised by Glenmede Trust

     Glenmede Trust acts as advisor to seven other funds which invest primarily in equity securities and accordingly seek capital appreciation either in and of itself, or along with income. However, each of these funds employs widely differing investment policies and styles in seeking these objectives. In addition, fees paid to Glenmede Trust by these funds are not fully comparable to the fees paid by the Fund because Glenmede Trust acts as investment advisor to these funds. The following table provides comparative information on fees paid to Glenmede Trust pursuant to advisory agreements in effect for such funds.




                                                                               Advisory Fee
                                                      Size of Fund       (as a percentage of Fund
Fund                                                     (000s)          average daily net assets)
-----------------------------------------------   -------------------   --------------------------
International Portfolio .......................      $  1,135,192(1)            0.00%(1)
Large Cap Value Portfolio .....................      $     66,620(1)            0.00%(1)
Small Capitalization Equity Portfolio .........      $    307,596(1)            0.55%(1)
Tax Managed Equity Portfolio ..................      $    152,601(1)            0.00%(1)
Institutional International Portfolio .........      $     98,727(1)            0.75%(1)
Global Equity Portfolio .......................      $     25,311(1)            0.70%(1)
Emerging Markets Portfolio ....................      $     55,789(1)            1.25%(1)

----------------
(1)Information given for the fiscal year ended October 31, 1998.


Shareholder Approval of the New Sub-Advisory Agreement


     Approval of the New Sub-Advisory Agreement requires the affirmative vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). In the event that shareholders of the Fund do not approve the New Sub-Advisory Agreement, the Board will take such action as it deems in the best interest of the Fund and its shareholders, which may include proposing that shareholders approve an agreement in lieu of the New Sub-Advisory Agreement.

                  THE BOARD OF DIRECTORS RECOMMENDS THAT THE
                           SHAREHOLDERS OF THE FUND
              VOTE FOR APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

PROPOSAL 5: To eliminate the Fund's fundamental investment policy concerning short sales.

     At the Special Meeting, the shareholders of the Fund will vote regarding the elimination of the Fund's fundamental investment policy with respect to short sales. Currently, the Fund has a fundamental investment policy stating that:


     The Fund will not effect short sales of securities.


     If shareholders approve, this policy will be eliminated.

     The primary purpose of this Proposal is to eliminate the Fund's fundamental investment policy on short sales. This policy was initially adopted primarily to comply with state regulatory requirements, which have been eliminated as a result of federal legislation. If the Proposal is approved, the Fund, subject to the approval of the Board of Directors and upon proper disclosure in the Fund's registration statement, would be able to make short sales in conformity with Section 18 of the 1940 Act. In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. Approval of the Proposal is not expected to significantly affect the way the Fund is managed because the Fund has no present intention to engage in short sales. However, the Directors are requesting approval of the Proposal in order to eliminate an unnecessary policy and are doing so at this time in order to take advantage of the fact that the Fund is holding a shareholder meeting. If shareholders approve the Proposal, it will take effect whether or not shareholders approve the Reorganization.

                    THE BOARD OF DIRECTORS RECOMMENDS THAT
                         THE SHAREHOLDERS OF THE FUND
                    VOTE FOR THE ELIMINATION OF THE FUND'S
             FUNDAMENTAL INVESTMENT POLICY CONCERNING SHORT SALES.

PROPOSAL 6: To eliminate the Fund's fundamental investment policy concerning the purchase of securities on margin.

     At the Special Meeting, the shareholders of the Fund will vote regarding the elimination of the Fund's fundamental investment policy with respect to purchasing securities on margin. Currently, the Fund has a fundamental investment policy stating that:

    The Fund will not purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).

     If shareholders approve, this policy will be eliminated.

     The primary purpose of this Proposal is to eliminate the Fund's fundamental policy on purchasing securities on margin. This policy was initially adopted primarily to comply with state regulatory requirements, which have been eliminated as a result of federal legislation. If the proposal is approved, the Fund would be able to purchase securities on margin. Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. Approval of the Proposal is not expected to significantly affect the way the Fund is managed because the Fund has no present intention to purchase securities on margin. However, the Directors are requesting approval of the Proposal in order to eliminate an unnecessary policy and are doing so at this time to take advantage of the fact that the Fund is holding a shareholder meeting. If shareholders approve the Proposal, it will take effect whether or not shareholders approve the Reorganization.

                  THE BOARD OF DIRECTORS RECOMMENDS THAT THE
                           SHAREHOLDERS OF THE FUND
                    VOTE FOR THE ELIMINATION OF THE FUND'S
                 FUNDAMENTAL INVESTMENT POLICY CONCERNING THE
                       PURCHASE OF SECURITIES ON MARGIN.

PROPOSAL 7: To eliminate the Fund's fundamental investment policy concerning purchases of oil, gas or mineral interests.

     At the Special Meeting, the shareholders of the Fund will vote regarding the elimination of the Fund's fundamental investment policy with respect to purchasing oil, gas or mineral interests. Currently, the Fund has a fundamental investment policy stating that:

    The Fund will not purchase participations or other direct interests in oil, gas or other mineral exploration or development programs.

    If shareholders approve, this policy will be eliminated.

    The primary purpose of this Proposal is to remove the Fund's fundamental investment policy regarding purchases of oil, gas or mineral interests. This policy was initially adopted to comply with state regulatory requirements, which have been eliminated as a result of federal legislation. If the Proposal is approved, the Fund would be permitted to invest directly in oil, gas or mineral interests. These investments are subject to certain risks including substantial price fluctuations, unpredictable economic and political circumstances, the existence of cartels in certain industries, and the development of new technologies for finding and producing such materials. Approval of the Proposal is not expected to significantly affect the way the Fund is managed because the Fund has no present intention to invest directly in oil, gas or mineral interests. However, the Directors are requesting approval of the Proposal in order to eliminate an unnecessary policy and are doing so at this time to take advantage of the fact that the Fund is holding a shareholder meeting. If shareholders approve the Proposal, it will take effect whether or not shareholders approve the Reorganization.


                       THE BOARD OF DIRECTORS RECOMMENDS
                       THAT THE SHAREHOLDERS OF THE FUND
                          VOTE FOR THE ELIMINATION OF
              THE FUND'S FUNDAMENTAL INVESTMENT POLICY CONCERNING
                  PURCHASES OF OIL, GAS OR MINERAL INTERESTS.


PROPOSAL 8: To eliminate the Fund's fundamental investment policy concerning restricted securities.

     At the Special Meeting, the shareholders of the Fund will vote regarding the modification of the Fund's fundamental investment policy on borrowing. Cur rently, the Fund has a fundamental investment policy stating that:

     The Fund will not purchase a security if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities with legal or contractual restrictions on resale ("restricted securities").

     If the Proposal is approved, this policy will be eliminated.

     The primary purpose of this Proposal is to eliminate the Fund's fundamental investment policy on purchasing restricted securities. This policy was initially adopted primarily to comply with state regulatory requirements, which have been eliminated as a result of federal legislation. If the proposal is approved, the Fund would be able to invest in restricted securities to the extent permitted under current federal laws or regulations and interpretations thereof. Restricted securities are securities that are restricted from sale to the public without registration under the Securities Act of 1933 and are deemed to be illiquid. However, some restricted securities (e.g., Rule 144A securities and Section 4(2) commercial paper) may be deemed to be liquid by the Fund's Board of Directors. Investing more than 5% of the Fund's total assets in restricted securities may be considered a speculative activity and may involve greater expense to the Fund.

     Approval of the Proposal is not expected to significantly affect the way the Fund is managed because the Fund has no present intention to invest more than 5% of the Fund's assets in restricted securities. However, the Directors are requesting approval of this policy to eliminate an unnecessary investment limitation and they are doing so at this time to take advantage of the fact that the Fund is holding a shareholder meeting. If shareholders approve the Proposal, it will take effect whether or not shareholders approve the Reorganization.


                       THE BOARD OF DIRECTORS RECOMMENDS
                       THAT THE SHAREHOLDERS OF THE FUND
                          VOTE FOR THE ELIMINATION OF
                   THE FUND'S FUNDAMENTAL INVESTMENT POLICY
                       CONCERNING RESTRICTED SECURITIES.


PROPOSAL 9: To modify Fund's fundamental investment policy concerning the purchase or sale of commodities or commodity contracts.

     At the Special Meeting, the shareholders of the Fund will vote regarding the amendment of the Fund's fundamental investment policy concerning the purchase or sale of commodities or commodity contracts. Currently, the Fund has a fundamental investment policy stating that:

     The Fund will not purchase or sell commodities or commodities contracts, except that the Fund may enter into forward currency exchange contracts.

     If shareholders approve, the Fund's fundamental investment policy would state that:

     The Fund will not purchase or sell commodities or commodity contracts provided that the Fund may invest in financial futures and options on such futures.

     The primary purpose of this Proposal is to modify the Fund's fundamental investment policy on commodities to permit the Fund, subject to Board approval and proper disclosure in the Fund's registration statement, to invest in all types of financial futures and options on such futures. Under its current policy, the Fund may invest only in forward currency exchange contracts, one type of financial futures contract. Revising the policy will provide the Fund with increased flexibility in making investment decisions and allow the Fund to respond to rapidly changing market conditions. Further, revision of this fundamental investment policy may provide increased investment opportunities which may enable the Fund to enhance its performance.

     Financial futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specified security at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. If the Proposal is approved, to the extent authorized by the Board of Directors, the Fund would be able to use futures and options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. Similarly, the Fund would be able to buy and sell futures contracts and options to manage its exposure to changing interest rates and securities prices.

     Approval of the Proposal is not expected to significantly affect the way the Fund is managed because the Fund has no present intention to invest in financial futures or options to an extent greater than currently disclosed in its registration statement. However, the Directors are requesting approval of the Proposal in order to provide the Fund with increased investment flexibility and are doing so at this time to take advantage of the fact that the Fund is holding a shareholder meeting. If shareholders approve the Proposal, it will take effect whether or not shareholders approve the Reorganization.

                    THE BOARD OF DIRECTORS RECOMMENDS THAT
                         THE SHAREHOLDERS OF THE FUND
                         VOTE FOR THE MODIFICATION OF
                   THE FUND'S FUNDAMENTAL INVESTMENT POLICY
                      CONCERNING THE PURCHASE OR SALE OF
                      COMMODITIES OR COMMODITY CONTRACTS.

PROPOSAL 10: To modify the Fund's fundamental investment policy concerning borrowing.

     At the Special Meeting, the shareholders of the Fund will vote regarding the modification of the Fund's fundamental investment policy on borrowing. Currently, the Fund has a fundamental investment policy stating that:

    The Fund will not borrow money, except as a temporary measure to facilitate settlements and for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities.

    If shareholders approve, the Fund's fundamental policy would state that:

    The Fund will not borrow money except as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing.

    The primary purpose of this proposal is to modify the Fund's policy on borrowing to provide the Fund with increased investment flexibility. The 1940 Act requires all funds to adopt a fundamental policy regarding borrowing. The Proposal will permit the Fund to meet its regulatory requirements under the 1940 Act, while allowing the Fund increased flexibility in making investment decisions. Under its current policy, the Fund may borrow only from banks. If the Proposal is approved, the Fund could borrow from institutions other than banks, to the extent permitted by law. Approval of the Proposal is not expected to significantly affect the way the Fund is managed because the Fund has no present intention to borrow from institutions other than banks. However, the Directors are requesting approval of this policy to provide the Fund with increased investment flexibility and they are doing so at this time to take advantage of the fact that the Fund is holding a shareholder meeting. If shareholders approve Proposal 2, the fundamental investment limitation contained therein will go into effect upon completion of the Reorganization instead of the one contained in this Proposal.


                    THE BOARD OF DIRECTORS RECOMMENDS THAT
                         THE SHAREHOLDERS OF THE FUND
                    VOTE FOR THE MODIFICATION OF THE FUND'S
                         FUNDAMENTAL INVESTMENT POLICY
                             CONCERNING BORROWING.


PROPOSAL 11: To modify the Fund's fundamental investment policy concerning loans.

     At the Special Meeting, the shareholders of the Fund will vote regarding the modification of the Fund's fundamental investment policy on loans. Currently, the Fund has a fundamental investment policy stating that:

     The Fund will not make loans of money or portfolio securities, except that the Fund may purchase or hold debt instruments, including time deposits, in accordance with its investment objectives and policies.

     If the Proposal is approved, the Fund's fundamental investment policy would state that:

    The Fund will not make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, and may loan portfolio securities and enter into repurchase agreements.


    The primary purpose of this Proposal is to modify the Fund's investment policy concerning loans to permit the Fund to engage in securities lending. The 1940 Act requires all funds to adopt a fundamental investment policy regarding loans. The Proposal will permit the Fund to meet its regulatory requirements under the 1940 Act, while permitting the Fund increased investment flexibility to loan its portfolio securities to others. If the proposal is approved, the Fund would be able to lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purposes of increasing its investment income. Any such loan would be secured by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. Securities lending may subject the Fund to the risk of delay in recovering the loaned securities or a loss of rights in the collateral should the borrower fail financially.


    The Proposal would also make clear that the Fund can enter into repurchase agreements. Repurchase agreements are transactions in which the Fund purchases a security and simultaneously commits to resell the security to the seller (a bank or broker-dealer) at a mutually agreed upon date and time. Repurchase agreements may be viewed as a fully collateralized loan of money by the Fund to the seller.


    Approval of the Proposal is not expected to significantly affect the way the Fund is managed because the Fund has no present intention to engage in securities lending. However, the Directors are requesting approval of this policy to provide the Fund with increased investment flexibility and they are doing so at this time to take advantage of the fact that the Fund is holding a shareholder meeting. If shareholders approve the Proposal, it will take effect whether or not shareholders approve the Reorganization.


                    THE BOARD OF DIRECTORS RECOMMENDS THAT
                         THE SHAREHOLDERS OF THE FUND
              VOTE FOR THE MODIFICATION OF THE FUND'S FUNDAMENTAL
                      INVESTMENT POLICY CONCERNING LOANS.



PROPOSAL 12: To reclassify the Fund's fundamental investment policy concerning illiquid securities from fundamental to non-fundamental.


    At the Special Meeting, the shareholders of the Fund will vote to approve reclassifying the Fund's fundamental investment policy concerning illiquid securities as non-fundamental. Currently, the Fund has a fundamental investment policy stating that:

    The Fund will not invest more than 10% of the value of its net assets in illiquid securities, including time deposits of over seven days' duration.



    If shareholders approve, the Fund's fundamental investment policy would be changed to a non-fundamental policy and would state that:


    The Fund will not invest more than 10% of the value of its net assets in illiquid securities (as defined under federal and state securities laws).


    The primary purpose of this proposal is to reclassify the Fund's fundamental investment policy on illiquid securities as non-fundamental. Reclassifying the Fund's policy on illiquid securities as non-fundamental would provide the Board with the flexibility to change the policy in the future as it deems appropriate in the interest of investors in the Fund. If the Proposal is approved, the Board would have the flexibility to increase the Fund's limit on the purchase of illiquid securities to the extent permitted by federal law and regulations and interpretations, thereof. Investing a larger percentage of the Fund's assets in illiquid securities may, of course, increase the Fund's exposure to risks associated with such securities, including, the risk that the Fund will be unable to sell a security at an opportune time and thus cause the security to be viewed as speculative. Approval of the Proposal is not expected to significantly affect the way the Fund is managed because the Fund has no present intention to request that the Board increase the Fund's limitation on investment in illiquid securities. However, the Directors are requesting approval of this policy to provide the Board with increased flexibility and are doing so at this time to take advantage of the fact that the Fund is holding a shareholder meeting. If shareholders approve Proposal 2, the investment limitation contained therein will go into effect upon completion of the Reorganization instead of the one contained in this Proposal.


                    THE BOARD OF DIRECTORS RECOMMENDS THAT
                         THE SHAREHOLDERS OF THE FUND
                  VOTE FOR THE RECLASSIFICATION OF THE FUND'S
                         FUNDAMENTAL INVESTMENT POLICY
                CONCERNING ILLIQUID SECURITIES FROM FUNDAMENTAL
                              TO NON-FUNDAMENTAL.



ADDITIONAL INFORMATION


Directors and Executive Officers


     Information about the Fund's current Directors and principal executive officers is set forth below. Each officer of the Fund will hold such office until a successor has been elected by the Board of Directors. Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered or advised by BT Alex. Brown or its affiliates.

                                                                                         Shares
                                                 Business Experience                  Beneficially
    Name and Position                        During the Past Five Years,               Owned as of
      With the Fund        Age               including all Directorships              May 31, 1999    Percentage
------------------------  -----  --------------------------------------------------  --------------  -----------
Truman T. Semans*         72     See "Information Regarding Nominees"                  6,075.50           **
  Chairman and Director
  since 1993

James J. Cunnane          61     Managing Director, CBC Capital (merchant             10,006.00           **
  Director since 1994            banking); and Director, Net.World (telecommu-
                                 nications). Director of each fund in the Fund
                                 Complex.

Joseph R. Hardiman        62     See "Information Regarding Nominees"                  3,323.93           **
  Director since 1999

Louis E. Levy             66     See "Information Regarding Nominees"                  2,465.00           **
  Director since 1994                                                                  2,073.00+

Eugene J. McDonald        67     See "Information Regarding Nominees"                    None             **
  Director since 1993

Carl W. Vogt, Esq.        63     Senior Partner, Fulbright & Jaworski L.L.P.             None             **
  Director since 1996            (law); and Director, Yellow Corporation (truck-
                                 ing) and American Science & Engineering
                                 (x-ray detection equipment). Formerly, Chair-
                                 man and Member, National Transportation
                                 Safety Board; Director, National Railroad Pas-
                                 senger Corporation (Amtrak); and Member,
                                 Aviation System Capacity Advisory Committee
                                 (Federal Aviation Administration). Director of
                                 each fund in the Fund Complex.

Harry Woolf               76     Professor-at-Large Emeritus, Institute for              None             **
  President since 1998           Advanced Study; and Director, Family Health
                                 International (non-profit research and education)
                                 and Research America (non-profit medical
                                 research). Formerly, Director ATL and
                                 Spacelabs Medical Corp. (medicial equipment);
                                 Trustee, Reed College (education) and Rock-
                                 efeller Foundation; and Director, Merrill Lynch
                                 Cluster C Funds and Flag Investors/ISI and
                                 Deutsche Banc Alex. Brown Cash Reserve
                                 Fund, Inc. Fund Complex (registered invest-
                                 ment companies).

Amy M. Olmert             36     Vice President, Deutsche Asset Management               None             **
  Secretary since 1997           Americas since 1999; and Vice President, BT
                                 Alex. Brown Incorporated, 1997-1999. For-
                                 merly, Senior Manager, Coopers & Lybrand
                                 L.L.P. (now PricewaterhouseCoopers LLP),
                                 1988-1997.

                                                                                     Shares
                                               Business Experience                Beneficially
    Name and Position                      During the Past Five Years,             Owned as of
      With the Fund        Age             including all Directorships            May 31, 1999    Percentage
------------------------  -----  ----------------------------------------------  --------------  -----------
Charles A. Rizzo          42     Vice President and Department Head, Deutsche         None            **
  Treasurer since 1999           Asset Management Americas since 1999; and
                                 Vice President and Department Head, BT Alex.
                                 Brown Incorporated, 1998-1999. Formerly,
                                 Senior Manager, PricewaterhouseCoopers LLP,
                                 1993-1998.

Tracie E. Richter         31     Vice President, Deutsche Asset Management            None            **
  Assistant Secretary            Americas since 1999; and Treasurer and Chief
  since 1999                     Financial Officer, Morgan Grenfell Investment
                                 Trust, 1998-Present; and Vice President, Mor-
                                 gan Grenfell, Inc., 1998-1999. Formerly, Vice
                                 President, Bankers Trust Company, 1996-1998
                                 and Tax Associate, Goldman Sachs Asset Man-
                                 agement, 1993-1996.

Daniel O. Hirsch          45     Principal, Deutsche Asset Management Ameri-          None            **
  Assistant Secretary            cas since 1999; and Principal, BT Alex. Brown
  since 1999                     Incorporated, 1998-1999. Formerly, Assistant
                                 General Counsel, United States Securities and
                                 Exchange Commission, 1993-1998

----------------
 * Denotes an individual who is an "interested person" as defined in the 1940
   Act.
** As of May 31, 1999 the Directors and officers of the Fund as a group (11 persons) beneficially owned an aggregate of 18,870.43 shares representing 3.01% of the total outstanding shares of the Fund.
+ Mr. Levy disclaims beneficial ownership of these shares, as they are held by his wife in trust for his children.

Investment Advisor and Sub-Advisor

     See "Investment Company Capital Corp." on page 24 and "Glenmede Trust Company" on page 29 for additional information concerning the Advisor and the Sub-Advisor.

Principal Underwriter

     ICC Distributors, Inc., located at Two Portland Square, Portland, Maine, 04104, acts as the Fund's principal underwriter.

Portfolio Transactions

     In the fiscal year ended October 31, 1998, the Fund did not pay any brokerage commissions to BT Alex. Brown or its affiliates.

Independent Accountants

     A majority of the Fund's Board of Directors who are not "interested persons" of the Fund have selected PricewaterhouseCoopers LLP as the independent accountants of the Fund for the fiscal year ending October 31, 1999. A representative of PricewaterhouseCoopers LLP will be available by telephone during the Special Meeting, if needed, to make a statement if desired and to respond to appropriate questions from shareholders.


Beneficial Owners

     To the knowledge of fund management, as of the Record Date, the following was a beneficial owner of 5% or more of the outstanding shares of the Fund.



                                       Amount of Beneficial     Percent of Total Shares
Name and Address                             Ownership                Outstanding
-----------------------------------   ----------------------   ------------------------
BT Alex. Brown, Inc.                       41,148.853                  6.57%
  FBO 250-10788-19                           shares
  P.O. Box 1346
  Baltimore, MD 21203

BT Alex. Brown, Inc.                       32,413.906                  5.17%
  FBO 250-10788-18                           shares
  P.O. Box 1346
  Baltimore, MD 21203

John J. Higgins Jr.                        36,205.424                  5.78%
  U/A 06/24/96                               shares
  Fairfield Jesuit Community Corp.
  c/o Fairfield University
  St. Ignatius Hall
  Fairfield, CT 06430

Submission of Shareholder Proposals

     The Fund is incorporated under the laws of the State of Maryland. Under Maryland General Corporation Law, a corporation registered under the 1940 Act, such as the Fund, is not required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. The Fund has availed itself of this provision and achieves cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings.

     Even with the elimination of routine annual meetings, the Board of Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Articles of Incorporation and By-Laws of the Fund. As described above, shareholder meetings will be held, in compliance with the 1940 Act, to elect Directors under certain circumstances. Shareholder meetings may also be held by the Fund for other purposes, including to approve investment policy changes, a new investment advisory or sub-advisory agreement or other matters requiring shareholder action under the 1940 Act. In addition, Maryland General Corporation Law provides for the calling of a special meeting by the written request of shareholders holding at least 25% of the shares entitled to vote at the meeting.

     A meeting may also be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Directors. Upon written request by ten or more shareholders, who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signature necessary to demand a meeting to consider removal of a Director, the Fund has undertaken to provide a list of shareholders or to disseminate appropriate materials. In addition, Maryland General Corporation Law provides for the calling of a special meeting by the written request of shareholders holding at least 25% of the shares entitled to vote at the meeting.


     Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Directors should submit the proposal or suggestions to be considered to the Fund 60 days in advance of any such meeting for inclusion in the Fund's proxy statement and form of proxy for such meeting as is held. The Nominating Committee of the Board of Directors will give consideration to shareholder suggestions as to nominees for the Board of Directors. Shareholders retain the right, under limited circumstances, to request that a meeting of the shareholders be held for the purpose of considering the removal of a Director from office and, if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.


Required Vote


     Approval of Proposal 1 requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a majority of the shares entitled to vote are present in person or by Proxy at the Special Meeting. Approval of Proposals 2 through 12 requires the affirmative vote of a majority of the outstanding voting securities of the Fund. As defined in the 1940 Act, the vote of a "majority of the outstanding voting securities" of the Fund means the vote of (i) 67% or more of the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.


     Abstentions and "broker non-votes" will not be counted for or against the Proposals but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Special Meeting and will therefore have the effect of counting against Proposals 2 through 12. The Fund believes that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to Proposal 1, 3 and 4 when they have not received instructions from beneficial owners.

Other Matters

     No business other than the matters described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.


                                                       By Order of the
                                                       Directors,

                                                       /s/ Amy M. Olmert
                                                       ------------------
                                                       Amy M. Olmert
                                                       Secretary
Dated: August 25, 1999

                                                                      EXHIBIT A


                    FLAG INVESTORS INTERNATIONAL FUND, INC.
                     FORM OF INVESTMENT ADVISORY AGREEMENT


     THIS INVESTMENT ADVISORY AGREEMENT is made as of the 4th day of June, 1999 by and between FLAG INVESTORS INTERNATIONAL FUND, INC., a Maryland corporation (the "Fund"), and INVESTMENT COMPANY CAPITAL CORP., a Maryland corporation (the "Advisor"), with respect to the following recital of fact:

     WHEREAS, the Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisors Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

     WHEREAS, the Fund and the Advisor desire to enter into an agreement under which the Advisor will provide investment advisory and administrative services for the Fund on the terms and conditions hereinafter set forth.

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

     1. Appointment of Investment Advisor. The Fund hereby appoints the Advisor to act as the Fund's investment advisor. The Advisor shall manage the Fund's affairs and shall supervise all aspects of the Fund's operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising the Fund's assets, subject at all times to the policies and control of the Fund's Board of Directors. The Advisor shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its service as Advisor.

     2. Delivery of Documents. The Fund has furnished the Advisor with copies properly certified or authenticated of each of the following:

         (a) The Fund's Articles of Incorporation filed with the Department of Assessments and Taxation of the State of Maryland on March 16, 1993 and all amendments thereto (such Articles of Incorporation, as presently in effect and as shall from time to time be amended, are herein called the "Articles of Incorporation");

         (b) The Fund's Bylaws and all amendments thereto (such Bylaws, as presently in effect and as they shall from time to time be amended, are herein called the "Bylaws");

         (c) Resolutions of the Fund's Board of Directors and shareholders authorizing the appointment of the Advisor and approving this Agreement;


         (d) The Fund's Notification of Registration filed pursuant to Section 8(a) of the Investment Company Act of 1940 on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") on September 3, 1986;


         (e) The Fund's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act") (File No. 33-8479) and under the 1940 Act as filed with the SEC on September 3, 1986 relating to the shares of the Fund, and all amendments thereto; and


         (f) The Fund's most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called "Prospectus").


     The Fund will furnish the Advisor from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.


     3. Duties of Investment Advisor. In carrying out its obligations under
Section 1 hereof, the Advisor shall:


         (a) supervise and manage all aspects of the Fund's operations, except for distribution services;


         (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Fund;


         (c) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;


         (d) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery, supplies and similar items for the Fund's principal office;


         (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Fund's portfolio;


         (f) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors;

         (g) take all actions necessary to carry into effect the Fund's purchase and sale programs;


         (h) supervise the operations of the Fund's Custodian, transfer and dividend disbursing agent, and accounting services agent;


         (i) provide the Fund with such administrative and clerical services for the maintenance of certain shareholder records, as are deemed advisable by the Fund's Board of Directors; and


         (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders and reports to and filing with the SEC and state Blue Sky authorities.


     4. Broker-Dealer Relationships. In the event that the Advisor is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of its brokerage commission rates, the Advisor's primary consideration in effecting securities transactions will be to obtain the best price and execution on an overall basis. In performing this function the Advisor shall comply with applicable policies established by the Board of Directors and shall provide the Board of Directors with such reports as the Board of Directors may require in order to monitor the Fund's portfolio transaction activities.


     In certain instances the Advisor may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Fund. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such broker-dealers who also provide research or statistical material or other services to the Fund or the Advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Advisor may consider services in connection with the sale of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

     Subject to the policies established by the Board of Directors in compliance with applicable law, the Advisor may direct BT Alex. Brown Incorporated ("BT Alex. Brown") to execute portfolio transactions for the Fund on an agency basis. The commissions paid to BT Alex. Brown must be, as required by Rule 17e-1 under the 1940 Act, "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other account of the Advisor is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisor. BT Alex. Brown and the Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

     The Fund will not deal with the Advisor or BT Alex. Brown in any transaction in which the Advisor or BT Alex. Brown acts as a principal with respect to any part of the Fund's order. If BT Alex. Brown is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with policies established by the Board of Directors in compliance with the rules of the SEC.

     5. Control by Board of Directors. Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Fund pursuant thereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

     6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

         (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

         (b) the provisions of the Registration Statement of the Fund under the 1933 Act and the 1940 Act;

         (c) the provisions of the Articles of Incorporation;

         (d) the provisions of the Bylaws; and

         (e) any other applicable provisions of Federal and State law.

     7. Expenses. The expenses connected with the Fund shall be allocable between the Fund and the Advisor as follows:

         (a) The Advisor shall, subject to applicable banking regulations, furnish at its expense and without cost to the Fund, the services of one or more officers of the Fund, to the extent that such officers may be required by the Fund for the proper conduct of its affairs.

         (b) The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: payments to the Fund's distributor under the Fund's plan of distribution, the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and the expenses of the engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not "interested persons" (as defined in the 1940 Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

    8. Delegation of Responsibilities.

         (a) Subject to the approval of the Board of Directors, including a majority of the Fund's Directors who are not "interested persons" (as defined in the 1940

    Act) of the Fund, and of the shareholders of the Fund, the Advisor may delegate to a sub-advisor its duties enumerated in Section 3 hereof. The Advisor shall continue to supervise the performance of any such sub-advisor and shall report regularly thereon to the Fund's Board of Directors, but shall not be responsible for the sub-advisor's performance under the sub-advisory agreement.

         (b) The Advisor may, but shall not be under any duty to, perform services on behalf of the Fund which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Fund, and the Advisor's charge in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Advisor of any Fund expense that the Advisor is not required to pay or assume under this Agreement shall not relieve the Advisor of any of its obligations to the Fund nor obligate the Advisor to pay or assume any similar Fund expense on any subsequent occasions.

     9. Compensation. For the services to be rendered and the expenses to be assumed by the Advisor, the Fund shall pay to the Advisor monthly compensation at an annual rate of 0.75% of the Fund's average daily net assets.

     Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for the part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Subject to the provisions of Section 10 hereof, payment of the Advisor's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by Section 10 hereof.

     10. Non-Exclusivity. The services of the Advisor to the Fund are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or Directors of the Fund, and that officers or Directors of the Fund may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

     11. Term and Renewal. This Agreement shall become effective as of the date hereof and shall continue in force and effect, subject to Section 13 hereof, for two years from the date hereof. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

         (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund; and

         (b) by the affirmative vote of a majority of the Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940
    Act) of a party to this Agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

     12. Termination. This Agreement may be terminated, without the payment of any penalty, by the Fund upon vote of the Fund's Board of Directors or a vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by the Advisor, upon sixty (60) days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

     13. Liability of Advisor. In the performance of its duties hereunder, the Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, directors or employees, or reckless disregard by the Advisor of its duties under the Agreement.

     14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund and of the Advisor for this purpose shall be One South Street, Baltimore, Maryland 21202.

     15. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective offices as of the day and year first above written.


[SEAL]                               FLAG INVESTORS INTERNATIONAL
                                     FUND, INC.

Attest:-------------------------     By:----------------------------------------
                                     Name:
                                     Title:

[SEAL]                               INVESTMENT COMPANY
                                     CAPITAL CORP.

Attest:-------------------------     By:----------------------------------------
                                     Name:
                                     Title:

                                                                      EXHIBIT B


                    FLAG INVESTORS INTERNATIONAL FUND, INC.
                        FORM OF SUB-ADVISORY AGREEMENT


     THIS AGREEMENT is made as of the 4th day of June, 1999 by and among FLAG INVESTORS INTERNATIONAL FUND, INC., a Maryland corporation (the "Fund"), INVESTMENT COMPANY CAPITAL CORP., a Maryland corporation (the "Advisor"), and THE GLENMEDE TRUST COMPANY, a limited purpose trust company chartered under the laws of the Commonwealth of Pennsylvania (the "Sub-Advisor").


     WHEREAS, the Advisor is the investment advisor to the Fund, which is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and


     WHEREAS, the Fund and the Advisor wish to retain the Sub-Advisor for purposes of rendering advisory services to the Fund and the Advisor in connection with the Advisor's responsibilities to the Fund on the terms and conditions hereinafter set forth.


     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:


     1. Appointment of Sub-Advisor. The Fund hereby appoints the Sub-Advisor to act as the Fund's Sub-Advisor under the supervision of the Fund's Board of Directors and the Advisor, and the Sub-Advisor hereby accepts such appointment, all subject to the terms and conditions contained herein.


     2. Delivery of Documents. The Fund has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following:


         (a) The Fund's Articles of Incorporation, filed with the Department of Assessments and Taxation of the State of Maryland on March 16, 1993 and all amendments thereto (such Articles of Incorporation, as presently in effect as they shall from time to time be amended, are herein called the "Articles of Incorporation");


         (b) The Fund's Bylaws and all amendments thereto (such Bylaws, as presently in effect as they shall from time to time be amended, are herein called the "Bylaws");


         (c) Resolutions of the Fund's Board of Directors and shareholders authorizing the appointment of the Sub-Advisor and approving this Agreement;

         (d) The Fund's Notification of Registration filed pursuant to Section 8(a) of the Investment Company Act of 1940 on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") on September 3, 1986;

         (e) The Fund's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act") (File No. 33-8479) and under the 1940 Act as filed with the SEC on September 3, 1986 relating to the shares of the Fund, and all amendments thereto; and

         (f) The Fund's most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called "Prospectus").

     The Fund will furnish the Sub-Advisor from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

     3. Duties of Sub-Advisor. In carrying out its obligations under Section 1 hereof, the Sub-Advisor shall:

         (a) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors;


         (b) take all actions necessary to carry into effect the Fund's purchase and sale programs;


         (c) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Fund's Advisor and Board of Directors; and


         (d) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Fund's portfolio.


     4. Broker-Dealer Relationships. In circumstances when the Sub-Advisor is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of its brokerage commission rates, the Sub-Advisor's primary consideration in effecting security transactions will be to obtain the best price and execution on an overall basis. In performing this function the Sub-Advisor shall comply with applicable policies established by the Board of Directors and shall provide the Board of Directors with such reports as the Board of Directors may require in order to monitor the Fund's portfolio transaction activities. In certain instances the Sub-Advisor may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker-dealer to execute each particular transaction, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer that provides brokerage and research services to the Sub-Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Advisor's overall responsibilities with respect to the Fund. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such broker-dealers other than who also provide research or statistical material or other services to the Fund or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the broker-dealers to whom such allocations have been made and the basis therefor.


     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Sub-Advisor may consider services in connection with the sale of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.


     Subject to the policies established by the Board of Directors in compliance with applicable law, the Advisor may direct BT Alex. Brown Incorporated ("BT Alex. Brown") to execute portfolio transactions for the Fund on an agency basis. The commissions paid to BT Alex. Brown must be, as required by Rule 17e-1 under the 1940 Act, "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Sub-Advisor is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Sub-Advisor. BT Alex. Brown and the Sub-Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

     The Fund will not deal with the Sub-Advisor or BT Alex. Brown in any transaction in which the Sub-Advisor or BT Alex. Brown acts as a principal with respect to any part of the Fund's order. If BT Alex. Brown is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with policies established by the Board of Directors in compliance with rules of the SEC.

     5. Control by Fund's Board of Directors. Any recommendations concerning the Fund's investment program for the Fund proposed by the Sub-Advisor to the Fund and the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Sub-Advisor on behalf of the Fund pursuant hereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

     6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Advisor shall at all times conform to:

         (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder, as amended;

         (b) the provisions of the Registration Statement of the Fund under the 1933 Act and the 1940 Act;

         (c) the provisions of the Articles of Incorporation;

         (d) the provisions of the Bylaws; and

         (e) any other applicable provisions of Federal and State law.

     7. Expenses. The expenses connected with the Fund shall be allocable between the Fund, the Sub-Advisor and the Advisor as follows:

         (a) The Sub-Advisor shall, subject to applicable banking regulations, furnish at its expense and without cost to the Fund, the services of the President and Executive Vice President of the Fund, to the extent that such officers may be required by the Fund for the proper conduct of its affairs.

         (b) The Sub-Advisor shall maintain, at its expense and without cost to the Fund, a trading function in order to carry out its obligations under
    Section 3 hereof to place orders for the purchase and sale of portfolio securities for the Fund.

         (c) The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: payments to the Advisor under the Investment Advisory Agreement between the Fund and the Advisor; payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, state or other governmental agencies; the costs and expenses of the engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of the preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not "interested persons" (as defined in the 1940 Act) of the Fund and of independent certified public accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.


     8. Compensation. For the services to be rendered hereunder by the Sub-Advisor, the Advisor shall pay to the Sub-Advisor monthly compensation at the annual rate of 0.55% of the Fund's average daily net assets. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculations of the fees as set forth above. Subject to the provisions of
Section 10 hereof, payment of the Sub-Advisor's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated in Section 10 hereof.


     9. Additional Responsibilities. The Sub-Advisor may, but shall not be under any duty to, perform services on behalf of the Fund which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Fund and the Sub-Advisor's charges in rendering such services will be billed monthly to the Fund, subject to examination by the Fund's independent certified public accountants. Payment or assumption by the Sub-Advisor of any Fund expense that the Sub- Advisor is not required to pay or assume under this Agreement shall not relieve the Sub-Advisor of any of its obligations to the Fund nor obligate the Sub-Advisor to pay or assume any similar Fund expenses on any subsequent occasions.


     10. Term. This Agreement shall become effective at 12:01 a.m. on the date hereof and shall remain in force and effect, subject to Section 12 hereof, for two years from the date hereof.


     11. Renewal. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:


         (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities of the Fund (as defined in Section 2(a)(42) of the 1940 Act); and


         (b) by the affirmative vote of a majority of the Directors who are not parties to this Agreement or "interested persons" of a party to this Agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.


     12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund (as defined in Section 2(a)(42) of the 1940 Act), on sixty (60) days' written notice to the Advisor and the Sub-Advisor. This Agreement may be terminated at any time, without the payment of any penalty, by the Advisor or Sub-Advisor on sixty (60) days' written notice to the Fund and the other party. Upon the termination of the Investment Advisory Agreement, this Agreement shall automatically terminate on sixty (60) days' written notice. The notice provided for herein may be waived by any person to whom such notice is required. This Agreement shall automatically terminate in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act).


     13. Non-Exclusivity. The services of the Sub-Advisor to the Advisor and the Fund are not to be deemed to be exclusive, and the Sub-Advisor shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or Directors of the Sub-Advisor may serve as officers or directors of the Fund, and that officers or Directors of the Fund may serve as officers or directors of the Sub-Advisor, to the extent permitted by law; and that the officers and Directors of the Sub- Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

     14. Liability of Sub-Advisor. In the performance of its duties hereunder, the Sub-Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Sub-Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor or its officers, directors or employees, or reckless disregard by the Sub-Advisor of its duties under this Agreement.

     15. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Sub-Advisor for this purpose shall be One Liberty Place, 1650 Market Street, Philadelphia, Pennsylvania 19103 and the address of the Advisor and the Fund shall be One South Street, Baltimore Street, Baltimore, Maryland 21202.

     17. Questions and Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.




[SEAL]                                   FLAG INVESTORS
                                         INTERNATIONAL FUND, INC.

Attest:-----------------------------     By: -----------------------------------
                                         Name:
                                         Title:

[SEAL]                                   INVESTMENT COMPANY
                                         CAPITAL CORP.

Attest:-----------------------------     By: -----------------------------------
                                         Name:
                                         Title:

[SEAL]                                   THE GLENMEDE TRUST COMPANY

Attest:-----------------------------     By: -----------------------------------
                                         Name:
                                         Title:

                                                                       338329105

                          Three Ways To Vote Your Proxy

Proxy Voting Quick & Easy
The enclosed proxy statement provides details on important issues affecting your Fund(s). The Board of your Fund(s) recommends that you vote FOR all proposals.

We are offering three ways to vote: by automated touch-tone phone, the World Wide Web or mail. Voting by telephone or Web may be quicker and more cost effective than the traditional method of mailing back your proxy card; however, that option is still available to you.

                Your proxy vote is important! Please vote today.

How to Vote:

By Automated Touch-Tone Phone*
Using our automated touch-tone phone system, dial the number provided on your proxy card and follow the directions given.

By the Web*
Visit www.proxyvote.com and enter the 12-digit control number located on your proxy card.

By Mail
Simply return your executed proxy in the enclosed postage-paid envelope.

* Do not mail the Proxy Card if voting by Web or telephone.

[FLAG INVESTORS]
[PROXY SERVICES]
[P.O. BOX 9148]
[FARMINGDALE, NY  11735]

                                     FORM OF

                     FLAG INVESTORS INTERNATIONAL FUND, INC.
                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                 October 7, 1999

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                     FLAG INVESTORS INTERNATIONAL FUND, INC.

This proxy is for your use in voting on various matters relating to Flag Investors International Fund, Inc. (the "Fund"). The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Edward J. Veilleux, Amy M. Olmert and Kathy L. Churko and each of them (with full power of substitution) the proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on October 7, 1999 (the "Special Meeting") and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement of the Board of Directors. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matters set forth below.

This proxy will be voted as indicated below. If no indication is made, this proxy will be voted FOR the proposals set forth below. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors.

To Vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-000-0003
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To Vote by Internet:

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

Please print and sign your name in the space provided to authorize the voting of your shares as indicated and return promptly. When signing on behalf of a corporation, partnership, estate, trust or in any other representative capacity, please sign your name and title. For joint accounts, each joint owner must sign.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
                                             KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.    DETACH AND RETURN THIS
                                                        PORTION ONLY

FLAG INVESTORS INTERNATIONAL FUND, INC.

Vote on Directors

1.       To consider and act upon a proposal to elect a Board of Directors.

                     Truman T. Semans                    Richard R. Burt
                     Joseph R. Hardiman                  Louis E. Levy
                     Eugene J. McDonald                  Robert H. Wadsworth


[ ] FOR ALL

[ ] WITHHOLD ALL

[ ] FOR ALL EXCEPT:

         To withhold authority to vote mark "FOR ALL EXCEPT" and write the nominee's name on the line below.

         -------------------------------------------

Vote on Proposals

2. To approve the reorganization of the Fund's structure with modifications to the Fund's investment objective and certain fundamental investment policies.

         [ ]  For              [ ]  Against                [ ]  Abstain

3. To approve a new Investment Advisory Agreement between the Fund and Investment Company Capital Corp.

         [ ]  For              [ ]  Against                [ ]  Abstain

4. To approve a new Sub-Advisory Agreement among the Fund, Investment Company Capital Corp. and The Glenmede Trust Company.

         [ ]  For              [ ]  Against                [ ]  Abstain

5. To eliminate the Fund's fundamental investment policy concerning short sales.

         [ ]  For              [ ]  Against                [ ]  Abstain

6. To eliminate the Fund's fundamental investment policy concerning the purchase of securities on margin.

         [ ]  For              [ ]  Against                [ ]  Abstain

7. To eliminate the Fund's fundamental investment policy concerning purchases of oil, gas or mineral interests.

         [ ]  For              [ ]  Against                [ ]  Abstain

8. To eliminate the Fund's fundamental investment policy concerning restricted securities.

         [ ]  For              [ ]  Against                [ ]  Abstain

9. To modify the Fund's fundamental investment policy concerning the purchase or sale of commodities or commodity contracts.

         [ ]  For              [ ]  Against                [ ]  Abstain

10. To modify the Fund's fundamental investment policy concerning borrowing.

         [ ]  For              [ ]  Against                [ ]  Abstain

11.      To modify the Fund's fundamental investment policy concerning loans.

         [ ]  For              [ ]  Against                [ ]  Abstain

12. To reclassify the Fund's fundamental investment policy concerning illiquid securities from fundamental to non-fundamental.

         [ ]  For              [ ]  Against                [ ]  Abstain

Please print and sign your name in the space provided to
authorize the voting of your shares as indicated and return      ---------------------------------------    --------------
promptly.  When signing on behalf of a corporation,              Signature [PLEASE SIGN WITHIN BOX]         Date
partnership, estate, trustor in any other representative
capacity please sign your name and title. For joint accounts,    ---------------------------------------    --------------
each joint owner must sign.                                      Signature (Joint Owners)                   Date


           PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.
             NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.